J.P. Morgan Mortgage Acquisition Corp. 2005-WMC1

Asset Backed Pass-Through Certificates, Series 2005-WMC1

$1,393,615,000 (Approximate)

Subject to Revision

October 11, 2005 – Computational Materials

THE INFORMATION CONTAINED HEREIN IS QUALIFIED IN ITS ENTIRETY BY THE INFORMATION IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR THIS TRANSACTION.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AS OF THE DATE HEREOF AND SUPERSEDES ANY PREVIOUS SUCH INFORMATION DELIVERED TO YOU. THESE MATERIALS ARE SUBJECT TO CHANGE, COMPLETION OR AMENDMENT FROM TIME TO TIME.  THIS COMMUNICATION IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED

THIS COMMUNIICATION DOES NOT CONTAIN ALL THE INFORMATION THAT IS REQUIRED TO BE INCLUDED IN THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT.  INVESTORS ARE URGED TO READ THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  YOU SHOULD CONSULT YOUR OWN COUNSEL, ACCOUNTANT AND OTHER ADVISORS AS TO THE LEGAL, TAX, BUSINESS, FINANCIAL AND RELATED ASPECTS OF A PURCHASE OF THESE SECURITIES.

The attached information may contain certain tables and other statistical analyses (the “Computational Materials”) which have been prepared in reliance upon information furnished by the issuer.  Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.  Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods.

JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

Copyright 2005  JPMorgan Chase & Co. – All rights reserved.  J.P. Morgan Securities Inc., member NYSE and SIPC.  JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials.  Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

JPMORGAN

New Issue Computational Materials

$1,393,615,000

(Approximate)

J.P. Morgan Mortgage Acquisition Corp. 2005-WMC1

Issuer

J.P. Morgan Acceptance Corporation I

Depositor

J.P. Morgan Mortgage Acquisition Corp.

Seller

WMC Mortgage Corporation

Originator

JPMorgan Chase Bank, N.A.

Servicer

Asset Backed Pass-Through Certificates, Series 2005-WMC1

October 11, 2005

Expected Timing:	Pricing Date:	On or about October 13, 2005
	Closing Date:	On or about October 27, 2005
	First Payment Date:	November 25, 2005

Structure:	Bond Structure	$1,393,615,000 (approximate) senior/sub O/C structure, floating rate
	Rating Agencies:	Moody’s, Standard & Poor’s and Fitch

Computational Materials for

JPMAC 2005-WMC1

Preliminary Term Sheet                                             Date Prepared: October 11, 2005

$1,393,615,000 (Approximate)

Offered Certificates

J.P. Morgan Mortgage Acquisition Corp.  2005-WMC1

	Principal	WAL (Years)	Pymt Window	Expected Rating	Assumed Final	Certificate
Class(1,3)	Balance ($)	Call/Mat (2)	(Mths) Call/Mat(2) CallWindow(3)*	(Moody’s/S&P/Fitch)	Distribution Date	Type
A-1	$404,000,000	Not Marketed Hereby		Aaa/AAA/AAA	Aug 2035	Fltg Rate Group I Senior
A-2	$382,300,000	1.00/1.00	1 – 21/1-21	Aaa/AAA/AAA	Sept 2027	Fltg Rate Group II Senior
A-3	$252,900,000	2.70/2.70	21 – 71/21-71	Aaa/AAA/AAA	Aug 2035	Fltg Rate Group II Senior
A-4	$59,041,000	Not Marketed Hereby		Aaa/AA+/AA+	Aug 2035	Fltg Rate Group II Senior
M-1	$55,745,000	4.93/5.46	49 – 77/49-161	Aa1/AA+/AA+	Aug 2035	Fltg Rate Subordinate
M-2	$49,953,000	4.71/5.22	45 – 77/45-154	Aa2/AA/AA	Aug 2035	Fltg Rate Subordinate
M-3	$29,682,000	4.61/5.11	43 – 77/43-147	Aa3/AA-/AA-	Aug 2035	Fltg Rate Subordinate
M-4	$26,786,000	4.55/5.03	42 – 77/42-142	A1/A+/A+	Aug 2035	Fltg Rate Subordinate
M-5	$25,338,000	4.51/4.97	41 – 77/41-136	A2/A/A	Aug 2035	Fltg Rate Subordinate
M-6	$23,167,000	4.47/4.92	40 – 77/40-131	A3/A-/A-	Aug 2035	Fltg Rate Subordinate
M-7	$20,995,000	4.45/4.87	40 – 77/40-125	Baa1/BBB+/BBB+	Aug 2035	Fltg Rate Subordinate
M-8	$18,099,000	4.42/4.81	39 – 77/39-119	Baa2/BBB/BBB	Aug 2035	Fltg Rate Subordinate
M-9	$18,099,000	4.42/4.76	38 – 77/38-113	Baa3/BBB-/BBB-	Aug 2035	Fltg Rate Subordinate
M-10	$13,755,000	Not Publicly Offered		Ba1/BB+/BB+	Aug 2035	Fltg Rate Subordinate
M-11	$13,755,000	Not Publicly Offered		Ba2/BB/BB	Aug 2035	Fltg Rate Subordinate
Total:	$1,393,615,000

(1)

The Class A-1 Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein).  The Class A-2, Class A-3,  and Class A-4 Certificates are backed primarily by the cash flow from the Group II Mortgage Loans (as defined herein).  The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, and Class M-11 Certificates are backed by the cash flows from the Group I Mortgage Loans and the Group II Mortgage Loans.   The principal balance of each Class of Offered Certificates (as defined herein) is subject to a 10% variance.

(2)

See “Pricing Prepayment Speed” herein.

(3)

The Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates are priced to call.  The margin on the Class A-1, Class A-2, Class A-3, and Class A-4 Certificates doubles and the margin on the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, and Class M-11 Certificates will increase to 1.5x the original margin after the clean-up call date.

        See “Formula Rate” herein.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

Issuer:

J.P. Morgan Mortgage Acquisition Corp. 2005-WMC1

Depositor:

J.P. Morgan Acceptance Corporation I

Seller:

J.P. Morgan Mortgage Acquisition Corp.

Originator:

WMC Mortgage Corporation (“WMC”).

Servicer:

JPMorgan Chase Bank, N.A.

Lead Manager:

J.P. Morgan Securities Inc.

Securities Administrator:

JPMorgan Chase Bank, National Association

Trustee:

U.S. Bank National Association

Custodian:

JPMorgan Chase Bank, National Association

Senior Certificates:

The Class A-1 Certificates (the “Group I Certificates”) and the Class A-2, Class A-3 and Class A-4 Certificates (collectively, the “Group II Certificates”)

Subordinate Certificates:

The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, and Class M-11 Certificates

Offered Certificates:

The Group II Class A-2 and Class A-3 Certificates and the Subordinate Certificates (except for the Class M-10 and Class M-11 Certificates)

Non-Offered Certificates:

The Class A-1, Class A-4, Class M-10, Class M-11, Class C, Class P and Residual Certificates (together with the Offered Certificates, the “Certificates”)

Federal Tax Status:

It is anticipated that the Offered Certificates generally will represent, in part, ownership of REMIC regular interests for tax purposes.

Registration:

The Offered Certificates will be available in book-entry form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear System.

Cut-off Date:

The close of business on October 1, 2005

Due Period:

A “Due Period” with respect to any Distribution Date is the period commencing on the second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

Expected Pricing Date:

On or about October 13, 2005

Expected Closing Date:

On or about October 27, 2005

Distribution Date:

The 25th day of each month (or if not a business day, the next succeeding business day) commencing in November 2005

Accrued Interest:

The price to be paid by investors for the Offered Certificates will not include accrued interest (settling flat).

Interest Accrual Period:

The interest accrual period for each Distribution Date with respect to the Offered Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis).

ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible, subject to the conditions described in the prospectus supplement.

SMMEA Eligibility:

The Offered Certificates are not expected to constitute “mortgage related securities” for purposes of SMMEA.

Servicing Fee:

0.50% per annum of the outstanding principal balance of each mortgage loan as of the first day of the related Collection Period.

Securities Administrator

 Fee:

Approximately 0.01% per annum on the aggregate principal balance of the Mortgage Loans

Optional Termination:

The terms of the transaction allow for a clean-up call of the Mortgage Loans and the retirement of the Certificates (the “Clean-up Call”), which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment Speed:

The Offered Certificates will be priced based on the following collateral prepayment assumptions:

FRM Loans:

20% HEP

ARM Loans:

100% PPC (100% PPC: 2.00% - 30.00% CPR over 12 months and remaining constant at 30.00% CPR through month 22, remaining constant at 50% for months 23 through 27, and then remaining constant at 35.00% for months 28 and thereafter)

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the Mortgage Loans was approximately $1,447,912,147 of which: (i) approximately $532,588,419 consisted of a pool of conforming balance fixed-rate and adjustable-rate Mortgage Loans (the “Group I Mortgage Loans”) and (ii) approximately $915,323,728 consisted of a pool of conforming and non-conforming balance fixed-rate and adjustable-rate mortgage loans (the “Group II Mortgage Loans” and together with the Group I Mortgage Loans, the “Mortgage Loans”).

Silent Seconds:

The mortgaged properties relating to approximately 52.71% of the first-lien mortgage loans are subject to a second-lien mortgage loan (“Silent Second”) that was originated at the same time as the first-lien mortgage loan.  The weighted average combined original loan-to-value ratio of the mortgage loans, including the Silent Seconds, is 91.56%.

Pass-Through Rate:

The “Pass-Through Rate” on each Class of Certificates will be equal to the lesser of (i) the related Formula Rate and (ii) the Net WAC Rate.

Formula Rate:

The “Formula Rate” on each Class of Certificates will be equal to the lesser of (i) One Month LIBOR plus the related margin for such Class and (ii) the Maximum Cap.

Adjusted Net Mortgage Rate:

The “Adjusted Net Mortgage Rate” for each Mortgage Loan is equal to the loan rate less the sum of (i) the Servicing Fee Rate and (ii) the Securities Administrator Fee Rate.

Adjusted Net Maximum

Mortgage Rate:

The “Adjusted Net Maximum Mortgage Rate” for each Mortgage Loan is equal to the maximum loan rate (or the loan rate in the case of any fixed-rate Mortgage Loan) less the sum of (i) the Servicing Fee Rate and (ii) the Securities Administrator Fee Rate.

Net WAC Rate:

 The “Net WAC Rate” is the weighted average of the Adjusted Net Mortgage Rates of the Mortgage Loans adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

Maximum Cap:

 The "Maximum Cap" is the weighted average of the Adjusted Net Maximum Mortgage Rates of the Mortgage Loans adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

Net WAC Rate

Carryover Amount:

If on any Distribution Date the Pass-Through Rate for any Class of Certificates is limited by the Net WAC Rate, the “Net WAC Rate Carryover Amount” for such Class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such Class based on the related Formula Rate over (b) the amount of interest actually accrued on such Class based on the Net WAC Rate and (ii) the unpaid portion of any related Net WAC Rate Carryover Amount from the prior Distribution Date together with accrued interest at the related Formula Rate.  Any Net WAC Rate Carryover Amount will be distributed on such Distribution Date or future Distribution Dates to the extent of funds available for such distribution.

Credit Enhancement:

Consists of the following:

1) Excess Cashflow;

2) The Overcollateralization Amount; and,

3) Subordination

Excess Cashflow:

The “Excess Cashflow” for any Distribution Date will be equal to the available funds remaining after priorities 1) and 2) under “Priority of Distributions.”

Overcollateralization

Amount:

The “Overcollateralization Amount” (or “O/C”) is equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Senior and Subordinate Certificates and the Class P Certificates.  On the Closing Date, the O/C will be equal to approximately 3.75% the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.  To the extent that the O/C is reduced below the Overcollateralization Target Amount, Excess Cashflow will be directed to maintain O/C until the Overcollateralization Target Amount is reached.

Overcollateralization

Target Amount:

Prior to the Stepdown Date, the “Overcollateralization Target Amount” is approximately

3.75% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

On or after the Stepdown Date, the Overcollateralization Target Amount is approximately 7.50% of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

If a Trigger Event is in effect on the related Distribution Date, the Overcollateralization Target Amount shall be equal to the Overcollateralization Target Amount for the previous Distribution Date.

Stepdown Date:

The earlier to occur of

(i)  the first Distribution Date on which the aggregate principal balance of the Senior Class Certificates has been reduced to zero; and

(ii)   the later to occur of

  (x)   the Distribution Date occurring in November 2008 and

  (y)   the first Distribution Date on which the Senior Credit Enhancement Percentage is greater than or equal to 48.30%.

Senior Credit

Enhancement Percentage:

The “Senior Credit Enhancement Percentage” for a Distribution Date is equal to (i) the sum of (a) the aggregate certificate principal balance of the Subordinate Certificates and (b) the Overcollateralization Amount divided by (ii) the aggregate principal balance of the Mortgage Loans.

Trigger Event:

A “Trigger Event” is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the 60+ delinquency percentage exceeds [34.00%] of the current Senior Credit Enhancement Percentage or (ii) cumulative realized losses as a percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date for the related Distribution Date are greater than:

Distribution Date	Percentage
[November 2007 – October 2008]	[1.55%] up by 1/12 each Dist Date?
[November 2008 – October 2009]	[3.50%]
[November 2009 – October 2010]	[5.00%]
[November 2010 – October 2011]	[6.00%]
[November 2011] and thereafter	[6.50%]

Expected Credit Support

Percentages:

	Initial Credit Support	After Stepdown Date Expected Support
Senior Certificates	24.15%	48.30%
M-1	20.30%	40.60%
M-2	16.85%	33.70%
M-3	14.80%	29.60%
M-4	12.95%	25.90%
M-5	11.20%	22.40%
M-6	9.60%	19.20%
M-7	8.15%	16.30%
M-8	6.90%	13.80%
M-9	5.65%	11.30%
M-10	4.70%	9.40%
M-11	3.75%	7.50%

Realized Losses:

If a Mortgage Loan becomes a liquidated loan, the net liquidation proceeds relating thereto may be less than the principal balance on such Mortgage Loan.  The amount of such insufficiency is a “Realized Loss.”  Realized Losses on the Mortgage Loans will, in effect, be absorbed first by the Excess Cashflow and second by the reduction of the Overcollateralization Amount.  Following the reduction of any Overcollateralization Amount to zero, all allocable Realized Losses will be applied in reverse sequential order, first to the Class M-11 Certificates, then to the Class M-10 Certificates, then to the Class M-9 Certificates, then to the Class M-8 Certificates, then to the Class M-7 Certificates, then to the Class M-6 Certificates, then to the Class M-5 Certificates, then to the Class M-4 Certificates, then to the Class M-3 Certificates, then to the Class M-2 Certificates, and then to the Class M-1 Certificates.

Realized Losses will not be allocated to any of the Senior Certificates.

Priority of

Distributions:

Available funds from the Mortgage Loans will be distributed as follows:

1)

Interest funds, as follows: first, servicing fees and Securities Administrator Related Fees, second, monthly interest plus any previously unpaid interest to the Senior Certificates, generally pro rata from the related loan group, third, monthly interest to the Class M-1 Certificates, fourth, monthly interest to the Class M-2 Certificates, fifth, monthly interest to the Class M-3 Certificates, sixth, monthly interest to the Class M-4 Certificates, seventh, monthly interest to the Class M-5 Certificates, eighth, monthly interest to the Class M-6 Certificates, ninth, monthly interest to the Class M-7 Certificates, tenth, monthly interest to the Class M-8 Certificates, eleventh, monthly interest to the Class M-9 Certificates, twelfth, monthly interest to the Class M-10 Certificates, and thirteenth, monthly interest to the Class M-11 Certificates.

2)

Principal funds, as follows: monthly principal to the Senior Certificates, generally based on the principal collected in the related loan group, as described under "Principal Paydown", then monthly principal to the Class M-1 Certificates as described under "Principal Paydown", then monthly principal to the Class M-2 Certificates as described under "Principal Paydown", then monthly principal to the Class M-3 Certificates as described under "Principal Paydown", then monthly principal to the Class M-4 Certificates as described under "Principal Paydown", then monthly principal to the Class M-5 Certificates as described under "Principal Paydown", then monthly principal to the Class M-6 Certificates as described under "Principal Paydown", then monthly principal to the Class M-7 Certificates as described under "Principal Paydown", then monthly principal to the Class M-8 Certificates as described under "Principal Paydown", then monthly principal to the Class M-9 Certificates as described under "Principal Paydown", then monthly principal to the Class M-10 Certificates as described under "Principal Paydown", and lastly, monthly principal to the Class M-11 Certificates as described under "Principal Paydown."

3) Excess Cashflow as follows: as principal to the Offered Certificates to replenish or maintain O/C as described under "Principal Paydown", then any previously unpaid interest to the Class M-1 Certificates, then any unpaid applied Realized Loss amount to the Class M-1 Certificates, then any previously unpaid interest to the Class M-2 Certificates, then any unpaid applied Realized Loss amount to the Class M-2 Certificates, then any previously unpaid interest to the Class M-3 Certificates, then any unpaid applied Realized Loss amount to the Class M-3 Certificates, then any previously unpaid interest to the Class M-4 Certificates, then any unpaid applied Realized Loss amount to the Class M-4 Certificates, then any previously unpaid interest to the Class M-5 Certificates, then any unpaid applied Realized Loss amount to the Class M-5 Certificates, then any previously unpaid interest to the Class M-6 Certificates, then any unpaid applied Realized Loss amount to the Class M-6 Certificates, then any previously unpaid interest to the Class M-7 Certificates, then any unpaid applied Realized Loss amount to the Class M-7 Certificates, then any previously unpaid interest to the Class M-8 Certificates, then any unpaid applied Realized Loss amount to the Class M-8 Certificates, then any previously unpaid interest to the Class M-9 Certificates, then any unpaid applied Realized Loss amount to the Class M-9 Certificates, then any previously unpaid interest to the Class M-10 Certificates, then any unpaid applied Realized Loss amount to the Class M-10 Certificates, then any previously unpaid interest to the Class M-11 Certificates, and then any unpaid applied Realized Loss amount to the Class M-11 Certificates.

4)  Any remaining Excess Cashflow to the Net WAC Rate Carryover Reserve Account, to the extent of any unpaid Net WAC Rate Carryover Amount payable to the Offered Certificates, after taking into account payments, if any, received by the trust from the Yield Maintenance Agreement.

5)

Any remaining Excess Cashflow to the holders of the non-offered classes of certificates as further described in the pooling agreement.

Principal Paydown:

Senior Certificates:

1)

Principal allocable to the Group I Certificates will be distributed to the Class A-1    Certificates until its certificate principal balances is paid to zero.

2)

Principal allocable to the Group II Certificates will be distributed sequentially to the Class A-2, Class A-3 and Class A-4 Certificates, in that order, to each such class of certificates until the certificate principal balance of each such class has been reduced to zero.

In certain limited circumstances described in the prospectus supplement, principal will be distributed to the Senior Certificates from the unrelated loan group, to the extent not received from the related loan group.

1)

Prior to the Stepdown Date or if a Trigger Event is in effect, 100% of principal will be paid to the Senior Certificates, provided however if the Senior Certificates have been retired, principal will be applied sequentially in the following order of priority: i) the Class M-1 Certificates, ii) the Class M-2 Certificates, iii) the Class M-3 Certificates, iv) the Class M-4 Certificates, v) the Class M-5 Certificates, vi) the Class M-6 Certificates, vii) the Class M-7 Certificates, viii) the Class M-8 Certificates, ix) the Class M-9 Certificates, x) the Class M-10 Certificates, and xi) the Class M-11 Certificates.

2)

On or after the Stepdown Date and if a Trigger Event is not in effect, all the Offered Certificates will be entitled to receive payments of principal in the following order of priority: first to the Senior Certificates based on the principal collected in the related loan group, such that the Senior Certificates will have at least 48.30% credit enhancement, second to the Class M-1 Certificates such that the Class M-1 Certificates will have at least 40.60% credit enhancement, third to the Class M-2 Certificates such that the Class M-2 Certificates will have at least 33.70% credit enhancement, fourth to the Class M-3 Certificates such that the Class M-3 Certificates will have at least 29.60% credit enhancement, fifth to the Class M-4 Certificates such that the Class M-4 Certificates will have at least 25.90% credit enhancement, sixth to the Class M-5 Certificates such that the Class M-5 Certificates will have at least 22.40% credit enhancement, seventh to the Class M-6 Certificates such that the Class M-6 Certificates will have at least 19.20% credit enhancement, eighth to the Class M-7 Certificates such that the Class M-7 Certificates will have at least 16.30% credit enhancement, ninth to the Class M-8 Certificates such that the Class M-8 Certificates will have at least 13.80% credit enhancement, tenth to the Class M-9 Certificates such that the Class M-9 Certificates will have at least 11.30% credit enhancement, eleventh to the Class M-10 Certificates such that the Class M-10 Certificates will have at least 9.40% credit enhancement, and twelfth to the Class M-11 Certificates such that the Class M-11 Certificates will have at least 7.50% credit enhancement, (subject, in each case, to any overcollateralization floors).

 Yield Maintenance

Agreement:

On the Closing Date, the Trustee will enter into one or more Yield Maintenance Agreements with a counterparty (“the Counterparty”) for the benefit of the Senior and Subordinate Certificates. The Counterparty will be obligated to make monthly payments to the Securities Administrator when one-month LIBOR exceeds the related strike rate on the related notional amount. However, the YMA will not make payments on any certificates owned by the seller or its affiliates.  Each Yield Maintenance Agreement will terminate after the Distribution Date in January 2009.  Any payments received from a Yield Maintenance Agreement will be deposited in the Net WAC Rate Carryover Reserve Account.

Net WAC Rate Carryover

Reserve Account:

Amounts deposited in the Net WAC Rate Carryover Reserve Account will be distributed as follows:

A)

First to the Senior and Subordinate Certificates, any related unpaid Net WAC Rate Carryover Amount (in each case only up to a maximum amount equal to the Cap Amount for the related class) distributed in the following order of priority:

i)

to the Senior Certificates, on a pro rata basis based on their respective Cap Amounts.

ii)

to the Class M-1 Certificates,

iii)

to the Class M-2 Certificates,

iv)

to the Class M-3 Certificates,

v)

to the Class M-4 Certificates,

vi)

to the Class M-5 Certificates,

vii)

to the Class M-6 Certificates,

viii)

to the Class M-7 Certificates,

ix)

to the Class M-8 Certificates,

x)

to the Class M-9 Certificates,

xi)

to the Class M-10 Certificates,

xii)

to the Class M-11 Certificates

B)

Second to the Senior and Subordinate Certificates, any related unpaid Net WAC Rate Carryover Amount (after taking into account distributions pursuant to A) above) distributed in the following order of priority:

i)

to the Senior Certificates, on a pro rata basis based on their respective entitlements.

ii)

to the Class M-1 Certificates,

iii)

to the Class M-2 Certificates,

iv)

to the Class M-3 Certificates,

v)

to the Class M-4 Certificates,

vi)

to the Class M-5 Certificates,

vii)

to the Class M-6 Certificates,

viii)

to the Class M-7 Certificates,

ix)

to the Class M-8 Certificates,

x)

to the Class M-9 Certificates,

xi)

to the Class M-10 Certificates,

xii)

to the Class M-11 Certificates

Cap Amount:

The “Cap Amount” for each class of Senior and Subordinate Certificates, which are not owned by the seller or its affiliates, is equal to (i) the aggregate amount received by the trust from the Yield Maintenance Agreement multiplied by (ii) a fraction equal to (a) the aggregate principal balance of such class divided by (b) the aggregate principal balance of all classes of Senior and Subordinate Certificates.

Net WAC Rate for the Offered Certificates

Period	Dist Date	Net WAC Rate(1)	Effective Net WAC Rate(2)	Period	Dist Date	Net WAC Rate(1)	Effective Net WAC Rate(2)
1	25-Nov-05	6.85	6.85	42	25-Apr-09	9.12	10.45
2	25-Dec-05	6.62	10.00	43	25-May-09	9.42	10.79
3	25-Jan-06	6.41	10.00	44	25-Jun-09	9.11	10.43
4	25-Feb-06	6.41	10.00	45	25-Jul-09	9.41	10.77
5	25-Mar-06	7.10	10.00	46	25-Aug-09	9.10	10.76
6	25-Apr-06	6.41	10.00	47	25-Sep-09	9.10	10.75
7	25-May-06	6.63	10.00	48	25-Oct-09	9.39	11.09
8	25-Jun-06	6.42	10.00	49	25-Nov-09	9.09	10.72
9	25-Jul-06	6.63	10.00	50	25-Dec-09	9.38	11.06
10	25-Aug-06	6.42	10.00	51	25-Jan-10	9.08	10.70
11	25-Sep-06	6.43	10.00	52	25-Feb-10	9.07	10.71
12	25-Oct-06	6.65	10.00	53	25-Mar-10	10.04	11.84
13	25-Nov-06	6.43	10.00	54	25-Apr-10	9.06	10.68
14	25-Dec-06	6.65	10.00	55	25-May-10	9.36	11.02
15	25-Jan-07	6.44	10.00	56	25-Jun-10	9.05	10.65
16	25-Feb-07	6.45	10.00	57	25-Jul-10	9.35	11.00
17	25-Mar-07	7.14	10.00	58	25-Aug-10	9.15	10.75
18	25-Apr-07	6.45	10.00	59	25-Sep-10	9.14	10.74
19	25-May-07	6.67	10.00	60	25-Oct-10	9.44	11.08
20	25-Jun-07	6.46	10.00	61	25-Nov-10	9.13	10.71
21	25-Jul-07	6.70	10.00	62	25-Dec-10	9.43	11.05
22	25-Aug-07	8.50	10.00	63	25-Jan-11	9.12	10.68
23	25-Sep-07	8.50	10.00	64	25-Feb-11	9.13	10.69
24	25-Oct-07	8.78	10.00	65	25-Mar-11	10.10	11.82
25	25-Nov-07	8.49	10.00	66	25-Apr-11	9.11	10.66
26	25-Dec-07	8.77	10.00	67	25-May-11	9.41	10.99
27	25-Jan-08	8.49	10.00	68	25-Jun-11	9.10	10.62
28	25-Feb-08	9.06	10.00	69	25-Jul-11	9.40	10.96
29	25-Mar-08	9.68	10.00	70	25-Aug-11	9.09	10.61
30	25-Apr-08	9.05	10.00	71	25-Sep-11	9.08	10.60
31	25-May-08	9.35	10.00	72	25-Oct-11	9.38	10.93
32	25-Jun-08	9.04	10.00	73	25-Nov-11	9.07	10.56
33	25-Jul-08	9.35	10.00	74	25-Dec-11	9.36	10.90
34	25-Aug-08	9.14	10.00	75	25-Jan-12	9.06	10.53
35	25-Sep-08	9.13	10.00	76	25-Feb-12	9.05	10.53
36	25-Oct-08	9.43	10.18	77	25-Mar-12	9.67	11.23
37	25-Nov-08	9.12	10.00
38	25-Dec-08	9.42	10.16
39	25-Jan-09	9.12	10.00
40	25-Feb-09	9.13	10.47
41	25-Mar-09	10.10	11.58

(1)

Assumes 1-month LIBOR remains constant at 3.94% and 6-month LIBOR remains constant at 4.29% and run at the prepayment assumption to call.

(2)

Assumes 1-month LIBOR and 6-month LIBOR instantaneously increase to 20.00% and run at the prepayment assumption to call and includes any payments received from the Yield Maintenance Agreement.

Prepayment Speed Sensitivity Table (To Call)

Prepayment Speed	0%	50%	100%	150%	200%
Class A-2
WAL	14.69	1.69	1.00	0.72	0.58
Principal Window	1 - 263	1 - 40	1 - 21	1 - 16	1 - 12
# months	263	40	21	16	12
Class A-3
WAL	26.20	6.22	2.70	1.69	1.32
Principal Window	263 - 357	40 - 146	21 - 71	16 - 25	12 - 20
# months	95	107	51	10	9

Prepayment Speed	0%	50%	100%	150%	200%
Class M-1
WAL	28.02	8.62	4.93	3.62	1.66
Principal Window	289 - 357	50 - 158	49 - 77	29 - 47	20 - 20
# months	69	109	29	19	1
Class M-2
WAL	28.02	8.62	4.71	3.91	1.66
Principal Window	289 - 357	50 - 158	45 - 77	47 - 47	20 - 20
# months	69	109	33	1	1
Class M-3
WAL	28.02	8.62	4.61	3.76	1.66
Principal Window	289 - 357	50 - 158	43 - 77	43 - 47	20 - 20
# months	69	109	35	5	1
Class M-4
WAL	28.02	8.62	4.55	3.52	1.66
Principal Window	289 - 357	50 - 158	42 - 77	40 - 47	20 - 20
# months	69	109	36	8	1
Class M-5
WAL	28.02	8.62	4.51	3.37	1.66
Principal Window	289 - 357	50 - 158	41 - 77	37 - 47	20 - 20
# months	69	109	37	11	1
Class M-6
WAL	28.02	8.62	4.47	3.26	1.66
Principal Window	289 - 357	50 - 158	40 - 77	36 - 47	20 - 20
# months	69	109	38	12	1
Class M-7
WAL	28.02	8.62	4.45	3.18	1.66
Principal Window	289 - 357	50 - 158	40 - 77	34 - 47	20 - 20
# months	69	109	38	14	1
Class M-8
WAL	28.02	8.62	4.42	3.12	1.66
Principal Window	289 - 357	50 - 158	39 - 77	33 - 47	20 - 20
# months	69	109	39	15	1
Class M-9
WAL	28.02	8.62	4.42	3.07	1.66
Principal Window	289 - 357	50 - 158	38 - 77	33 - 47	20 - 20
# months	69	109	40	15	1

Prepayment Speed Sensitivity Table (To Maturity)

Prepayment Speed	0%	50%	100%	150%	200%
Class A-2
WAL	14.69	1.69	1.00	0.72	0.58
Principal Window	1 - 263	1 - 40	1 - 21	1 - 16	1 - 12
# months	263	40	21	16	12
Class A-3
WAL	26.20	6.22	2.70	1.69	1.32
Principal Window	263 - 357	40 - 146	21 - 71	16 - 25	12 - 20
# months	95	107	51	10	9

Prepayment Speed	0%	50%	100%	150%	200%
Class M-1
WAL	28.02	9.34	5.46	5.98	1.66
Principal Window	289 - 357	50 - 270	49 - 161	29 - 122	20 - 20
# months	69	221	113	94	1
Class M-2
WAL	28.02	9.32	5.22	4.65	1.66
Principal Window	289 - 357	50 - 261	45 - 154	47 - 97	20 - 20
# months	69	212	110	51	1
Class M-3
WAL	28.02	9.30	5.11	4.07	1.66
Principal Window	289 - 357	50 - 252	43 - 147	43 - 92	20 - 20
# months	69	203	105	50	1
Class M-4
WAL	28.02	9.28	5.03	3.83	1.66
Principal Window	289 - 357	50 - 245	42 - 142	40 - 89	20 - 20
# months	69	196	101	50	1
Class M-5
WAL	28.02	9.26	4.97	3.67	1.66
Principal Window	289 - 357	50 - 238	41 - 136	37 - 85	20 - 20
# months	69	189	96	49	1
Class M-6
WAL	28.02	9.23	4.92	3.54	1.66
Principal Window	289 - 357	50 - 230	40 - 131	36 - 81	20 - 20
# months	69	181	92	46	1
Class M-7
WAL	28.02	9.19	4.87	3.45	2.61
Principal Window	289 - 357	50 - 221	40 - 125	34 - 78	20 - 85
# months	69	172	86	45	66
Class M-8
WAL	28.02	9.14	4.81	3.36	5.21
Principal Window	289 - 357	50 - 212	39 - 119	33 - 73	53 - 75
# months	69	163	81	41	23
Class M-9
WAL	28.02	9.08	4.76	3.29	3.94
Principal Window	289 - 357	50 - 203	38 - 113	33 - 69	42 - 53
# months	69	154	76	37	12

EXCESS SPREAD (1,2)

Period	STATIC Excess Spread %	FORWARD Excess Spread %	FWD 1 Month LIBOR %	FWD 6 Month LIBOR %	Period	STATIC Excess Spread %	FORWARD Excess Spread %	FWD 1 Month LIBOR %	FWD 6 Month LIBOR %
1	2.62	2.63	3.935	4.290	42	5.08	4.68	4.620	4.671
2	2.48	2.34	4.094	4.393	43	5.22	4.83	4.622	4.673
3	2.35	2.00	4.286	4.463	44	5.08	4.67	4.624	4.687
4	2.35	2.00	4.292	4.515	45	5.22	4.83	4.627	4.699
5	2.76	2.32	4.434	4.564	46	5.08	4.70	4.629	4.715
6	2.35	1.77	4.521	4.591	47	5.08	4.69	4.631	4.728
7	2.49	1.97	4.476	4.609	48	5.21	4.85	4.633	4.741
8	2.35	1.77	4.524	4.612	49	5.07	4.62	4.701	4.757
9	2.49	1.86	4.603	4.610	50	5.21	4.77	4.705	4.760
10	2.36	1.75	4.552	4.596	51	5.06	4.60	4.709	4.764
11	2.36	1.72	4.592	4.593	52	5.06	4.63	4.712	4.768
12	2.50	1.83	4.642	4.585	53	5.47	5.11	4.715	4.771
13	2.36	1.81	4.498	4.570	54	5.05	4.61	4.720	4.776
14	2.50	1.96	4.510	4.583	55	5.19	4.76	4.722	4.778
15	2.37	1.80	4.522	4.595	56	5.04	4.59	4.726	4.785
16	2.37	1.79	4.534	4.606	57	5.19	4.75	4.729	4.792
17	2.79	2.25	4.545	4.619	58	5.15	4.71	4.732	4.799
18	2.38	1.77	4.557	4.630	59	5.14	4.70	4.736	4.806
19	2.52	1.92	4.568	4.641	60	5.27	4.85	4.738	4.812
20	2.38	1.76	4.580	4.642	61	5.12	4.65	4.764	4.819
21	2.54	1.93	4.590	4.641	62	5.26	4.81	4.767	4.822
22	4.49	3.85	4.603	4.640	63	5.11	4.63	4.770	4.825
23	4.49	3.84	4.613	4.638	64	5.12	4.65	4.773	4.827
24	4.62	3.99	4.623	4.634	65	5.53	5.13	4.774	4.830
25	4.48	3.88	4.573	4.631	66	5.10	4.63	4.778	4.833
26	4.62	4.03	4.578	4.636	67	5.23	4.78	4.780	4.835
27	4.49	3.87	4.584	4.642	68	5.09	4.60	4.784	4.837
28	5.07	4.53	4.589	4.647	69	5.22	4.76	4.785	4.836
29	5.35	4.84	4.594	4.652	70	5.07	4.59	4.788	4.836
30	5.07	4.52	4.600	4.657	71	5.07	4.58	4.790	4.837
31	5.20	4.67	4.605	4.663	72	5.20	4.73	4.791	4.836
32	5.06	4.51	4.610	4.663	73	5.05	4.57	4.784	4.836
33	5.21	4.68	4.614	4.662	74	5.18	4.72	4.785	4.837
34	5.17	4.78	4.619	4.662	75	5.04	4.55	4.786	4.838
35	5.16	4.78	4.624	4.661	76	5.03	4.54	4.789	4.839
36	5.30	4.93	4.629	4.659	77	5.30	4.86	4.789	4.841
37	5.16	4.79	4.606	4.658
38	5.16	4.79	4.609	4.660
39	5.03	4.63	4.612	4.663
40	5.07	4.67	4.615	4.666
41	5.50	5.16	4.616	4.668

(1)      Assumes the pricing prepayment speed to call.

(2)

Calculated as (a) interest collections on the Mortgage Loans (net of the Servicing Fee and Securities Administrator Fee), less aggregate interest on the Certificates divided by (b) aggregate principal balance of the Mortgage Loans as of the beginning period.

Breakeven Losses

	30% Loss Severity		40% Loss Severity		50% Loss Severity
	CDR (a) Break %	Cum Loss %	CDR (a) Break %	Cum Loss %	CDR (a) Break %	Cum Loss %
M-1	55.80	22.27	35.30	23.40	25.70	24.12
M-2	42.60	19.46	28.20	20.46	21.00	21.09
M-3	36.20	17.80	24.50	18.71	18.50	19.30
M-4	31.10	16.29	21.40	17.09	16.30	17.61
M-5	26.70	14.83	18.80	15.62	14.40	16.06
M-6	23.10	13.50	16.50	14.22	12.80	14.67
M-7	20.10	12.28	14.40	12.85	11.30	13.29
M-8	17.60	11.18	12.80	11.73	10.00	12.05
M-9	15.30	10.08	11.20	10.56	8.80	10.84

Assumptions:

(1)

Pricing Prepayment Assumption, default is in addition to voluntary prepay

(2)

Forward LIBOR

(3)

12 month recovery lag

(4)

100% Servicer advance of delinquent principal and interest

(5)

To maturity

(6)

Trigger Event is in effect for every Distribution Date on or after the Stepdown Date

(7)

‘Break’ is first dollar of principal loss

Footnotes:

(a)

    Constant Default Rate (“CDR”) is an annualized rate based upon an assumed constant monthly default rate of a pool of Mortgage Loans

Total Mortgage Loan Statistics

As of the Cut-off Date

Summary Statistics		Minimum	Maximum
Scheduled Principal Balance	$1,447,912,147	$14,578	$1,310,837
Average Scheduled Principal Balance	$189,468
Number of Mortgage Loans	7,642

Weighted Average Gross Coupon	7.132%	4.775%	13.000%
Weighted Average FICO Score	643	500	810
Weighted Average Combined Original LTV	82.42%	8.00%	100.00%
Weighted Average DTI	41.03%	2.00%	60.00%

Weighted Average Original Term	340	120	360
Weighted Average Stated Remaining Term	336	115	358
Weighted Average Seasoning	3	2	10

Weighted Average Gross Margin	6.326%	3.415%	9.400%
Weighted Average Minimum Interest Rate	6.752%	3.415%	11.675%
Weighted Average Maximum Interest Rate	13.265%	11.275%	18.675%
Weighted Average Initial Rate Cap	2.985%	1.000%	6.500%
Weighted Average Subsequent Rate Cap	1.006%	0.500%	10.000%
Weighted Average Months to Roll	23	1	57

Maturity Date		May 1, 2015	August 1, 2035
Maximum Zip Code Concentration	94591(0.49%)

ARM	81.88%
Fixed Rate	18.12%

Interest Only	23.24%	2- 4 Units	6.41%
Not Interest Only	76.76%	Condo	9.20%
		PUD	14.23%
First Lien	89.40%	Single Family	70.16%
Second Lien	10.60%

Full Documentation	37.96%
Limited Documentation	16.08%	Top 5 States:
Stated Income Documentation	45.96%	California	51.25%
		New York	5.79%
Cash Out Refinance	42.50%	Florida	5.64%
Purchase	54.59%	Maryland	4.71%
Rate/Term Refinance	2.91%	Virginia	3.66%

Non-owner	2.65%
Primary	95.00%
Second Home	2.35%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
50,000 or less	1,148	38,476,065.96	2.66	10.149	190	97.32	643
50,001 - 100,000	1,648	120,814,336.82	8.34	9.170	238	92.26	646
100,001 - 150,000	1,061	131,282,293.10	9.07	7.702	313	83.82	637
150,001 - 200,000	850	149,210,621.27	10.31	7.179	341	80.86	631
200,001 - 250,000	725	162,608,717.80	11.23	6.786	355	79.72	638
250,001 - 300,000	664	182,462,746.79	12.60	6.719	356	80.29	640
300,001 - 350,000	447	144,831,304.97	10.00	6.815	356	80.74	644
350,001 - 400,000	341	127,786,770.34	8.83	6.643	357	81.52	649
400,001 - 450,000	261	111,461,764.13	7.70	6.631	357	81.66	650
450,001 - 500,000	190	90,340,422.47	6.24	6.635	356	81.34	644
500,001 - 550,000	107	56,148,078.75	3.88	6.689	357	80.72	647
550,001 - 600,000	80	46,152,449.81	3.19	6.517	357	79.90	654
600,001 - 650,000	39	24,604,560.57	1.70	6.591	357	80.92	639
650,001 - 700,000	31	21,023,546.73	1.45	6.597	357	82.18	673
700,001 - 750,000	22	16,103,500.24	1.11	6.600	348	80.73	652
750,001 - 800,000	8	6,190,406.58	0.43	6.503	357	79.60	660
800,001 - 850,000	9	7,520,735.47	0.52	6.691	357	84.95	677
850,001 - 900,000	5	4,384,389.46	0.30	5.970	357	77.01	660
900,001 - 950,000	1	918,866.01	0.06	6.750	357	80.00	634
950,001 - 1,000,000	2	1,942,849.28	0.13	6.139	357	77.50	709
1,000,001 or greater	3	3,647,720.16	0.25	6.316	357	71.94	682
Total	7,642	1,447,912,146.71	100.00	7.132	336	82.42	643

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
4.500 – 4.999	6	2,101,949.17	0.15	4.922	357	85.43	668
5.000 - 5.499	79	25,708,993.25	1.78	5.329	357	78.86	672
5.500 - 5.999	716	211,712,922.23	14.62	5.820	356	79.47	664
6.000 - 6.499	934	259,679,830.74	17.93	6.260	354	79.81	653
6.500 - 6.999	1,582	404,641,480.40	27.95	6.745	355	80.34	648
7.000 - 7.499	653	149,151,726.21	10.30	7.237	355	81.14	636
7.500 - 7.999	679	150,029,520.23	10.36	7.732	355	81.11	619
8.000 - 8.499	238	44,091,173.41	3.05	8.220	351	82.50	592
8.500 - 8.999	399	47,412,453.73	3.27	8.776	299	88.85	604
9.000 - 9.499	145	13,519,135.58	0.93	9.212	261	89.54	615
9.500 - 9.999	922	60,073,151.71	4.15	9.785	198	97.47	655
10.000 - 10.499	277	18,621,135.37	1.29	10.214	187	98.42	635
10.500 - 10.999	677	45,124,671.74	3.12	10.739	183	98.69	634
11.000 - 11.499	146	6,638,099.91	0.46	11.238	177	99.53	629
11.500 - 11.999	139	6,892,798.07	0.48	11.710	178	98.56	636
12.000 - 12.499	18	991,956.99	0.07	12.212	178	99.36	636
12.500 - 12.999	31	1,495,820.25	0.10	12.615	176	98.23	613
13.000 – 13.499	1	25,327.72	0.00	13.000	177	100.00	594
Total	7,642	1,447,912,146.71	100.00	7.132	336	82.42	643

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
500 - 524	168	34,506,474.07	2.38	8.213	357	75.92	512
525 - 549	177	36,699,230.36	2.53	8.066	355	75.72	537
550 - 574	298	66,042,126.02	4.56	7.616	354	80.26	562
575 - 599	794	136,072,374.47	9.40	7.203	342	81.57	589
600 - 624	1,530	273,230,255.41	18.87	7.175	334	82.49	613
625 - 649	1,544	278,409,030.17	19.23	7.131	333	83.00	637
650 - 674	1,215	231,788,623.70	16.01	7.027	334	83.32	662
675 - 699	857	169,683,161.85	11.72	6.952	332	83.49	686
700 - 724	517	108,490,993.20	7.49	6.853	333	83.63	711
725 - 749	293	63,810,556.59	4.41	6.885	334	82.52	736
750 - 774	158	32,489,962.29	2.24	6.607	342	82.88	761
775 - 799	81	14,397,599.71	0.99	6.711	338	83.11	784
800 - 824	10	2,291,758.87	0.16	6.565	344	78.14	805
Total	7,642	1,447,912,146.71	100.00	7.132	336	82.42	643

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50.00	96	14,142,315.31	0.98	6.986	343	41.80	602
50.01 - 55.00	36	6,492,893.62	0.45	7.051	337	53.07	605
55.01 - 60.00	80	16,572,724.65	1.14	6.709	345	57.98	620
60.01 - 65.00	84	19,114,227.20	1.32	7.047	350	63.63	593
65.01 - 70.00	165	42,793,250.99	2.96	6.883	354	68.66	606
70.01 - 75.00	299	85,624,154.27	5.91	6.825	353	74.32	619
75.01 - 80.00	3,146	789,263,511.17	54.51	6.630	356	79.87	653
80.01 - 85.00	374	94,983,439.32	6.56	6.939	354	84.40	616
85.01 - 90.00	606	152,010,328.72	10.50	7.055	352	89.57	636
90.01 - 95.00	467	82,689,374.10	5.71	7.688	333	94.66	642
95.01 - 100.00	2,289	144,225,927.36	9.96	10.098	181	99.95	655
Total	7,642	1,447,912,146.71	100.00	7.132	336	82.42	643

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
120	7	498,205.55	0.03	6.450	115	66.81	681
180	2,526	161,420,121.63	11.15	9.981	177	97.98	654
240	39	2,939,446.17	0.20	8.306	236	79.57	647
300	3	719,487.37	0.05	6.586	296	75.07	683
360	5,067	1,282,334,885.99	88.56	6.771	357	80.47	642
Total	7,642	1,447,912,146.71	100.00	7.132	336	82.42	643

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
61-120	7	498,205.55	0.03	6.450	115	66.81	681
121 - 180	2,526	161,420,121.63	11.15	9.981	177	97.98	654
181 - 240	39	2,939,446.17	0.20	8.306	236	79.57	647
241 - 300	3	719,487.37	0.05	6.586	296	75.07	683
301 - 360	5,067	1,282,334,885.99	88.56	6.771	357	80.47	642
Total	7,642	1,447,912,146.71	100.00	7.132	336	82.42	643

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 20.00	199	38,301,518.75	2.65	6.948	334	82.80	653
20.01 - 25.00	260	39,610,142.70	2.74	6.977	339	81.46	646
25.01 - 30.00	456	82,439,108.04	5.69	7.002	341	80.78	644
30.01 - 35.00	827	146,531,676.57	10.12	7.087	337	81.61	643
35.01 - 40.00	1,383	263,239,682.04	18.18	7.120	337	82.37	646
40.01 - 45.00	2,036	409,382,548.61	28.27	7.166	335	82.56	647
45.01 - 50.00	1,997	381,405,912.47	26.34	7.212	335	82.91	639
50.01 - 55.00	431	76,966,894.03	5.32	6.998	338	82.84	632
55.01 - 60.00	53	10,034,663.50	0.69	7.030	343	83.08	626
Total	7,642	1,447,912,146.71	100.00	7.132	336	82.42	643

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	4,598	1,185,620,932.59	81.88	6.764	357	80.63	642
Fixed Rate	3,044	262,291,214.12	18.12	8.795	244	90.50	651
Total	7,642	1,447,912,146.71	100.00	7.132	336	82.42	643

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2yr Hybrid	2,026	432,193,871.12	29.85	7.101	357	80.74	628
2yr Hybrid Balloon	1,215	351,253,446.93	24.26	6.791	357	80.04	630
2yr Hybrid IO	962	292,260,864.98	20.18	6.369	357	81.28	669
3yr Hybrid	102	23,326,894.36	1.61	6.823	357	79.69	634
3yr Hybrid Balloon	34	8,695,676.43	0.60	6.455	357	79.75	655
3yr Hybrid IO	51	15,906,018.30	1.10	6.097	357	82.68	684
5yr Hybrid	70	19,082,216.94	1.32	6.351	357	78.58	649
5yr Hybrid Balloon	34	11,792,104.92	0.81	6.264	357	79.33	654
5yr Hybrid IO	93	28,397,530.82	1.96	6.209	357	81.38	676
6 month Libor ARM	11	2,712,307.79	0.19	7.195	356	79.17	608
Fixed	551	93,005,203.21	6.42	6.970	329	78.34	649
Fixed Balloon	2,493	169,286,010.91	11.69	9.798	197	97.18	652
Total	7,642	1,447,912,146.71	100.00	7.132	336	82.42	643

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Interest Only	1,106	336,564,414.10	23.24	6.343	357	81.35	670
Not Interest Only	6,536	1,111,347,732.61	76.76	7.370	330	82.74	635
Total	7,642	1,447,912,146.71	100.00	7.132	336	82.42	643

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: None	2,724	457,504,682.61	31.60	7.430	330	83.58	646
Prepay Penalty: 12 months	218	57,297,138.03	3.96	6.966	337	81.48	655
Prepay Penalty: 24 months	4,114	815,857,387.09	56.35	7.022	339	82.25	639
Prepay Penalty: 36 months	586	117,252,938.98	8.10	6.812	343	79.48	651
Total	7,642	1,447,912,146.71	100.00	7.132	336	82.42	643
Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	5,161	1,294,479,581.16	89.40	6.771	355	80.40	642
Second Lien	2,481	153,432,565.55	10.60	10.173	177	99.45	655
Total	7,642	1,447,912,146.71	100.00	7.132	336	82.42	643

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Stated Income	3,394	665,396,762.63	45.96	7.320	334	81.74	658
Full Documentation	3,244	549,682,352.87	37.96	7.010	338	82.90	628
Limited Documentation	1,004	232,833,031.21	16.08	6.880	340	83.19	638
Total	7,642	1,447,912,146.71	100.00	7.132	336	82.42	643

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Purchase	4,633	790,371,386.38	54.59	7.238	329	83.77	659
Cash-Out Refinance	2,804	620,317,564.39	42.84	7.002	345	80.69	624
Rate / Term Refinance	205	37,223,195.94	2.57	7.030	337	82.50	625
Total	7,642	1,447,912,146.71	100.00	7.132	336	82.42	643

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Single family detached	5,353	1,015,879,704.20	70.16	7.133	337	82.28	640
PUD single family( Detached)	832	156,723,505.26	10.82	7.170	335	82.99	643
Condominium	807	133,187,995.70	9.20	7.100	334	83.20	654
Duplex	301	68,273,940.40	4.72	7.046	336	81.53	661
PUD project ( Attached)	276	49,351,864.63	3.41	7.246	332	83.88	651
Triplex	47	14,927,813.26	1.03	6.946	352	78.78	646
Single family 4 unit	26	9,567,323.26	0.66	7.068	351	80.47	657
Total	7,642	1,447,912,146.71	100.00	7.132	336	82.42	643

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Primary	7,249	1,375,544,849.24	95.00	7.128	336	82.40	641
Investment	179	38,323,416.52	2.65	7.206	356	81.83	671
Second Vacation	214	34,043,880.95	2.35	7.185	336	83.63	698
Total	7,642	1,447,912,146.71	100.00	7.132	336	82.42	643

Credit Grade	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
A	3,447	496,569,603.25	34.30	7.532	313	85.17	631
AA	2,686	653,707,134.41	45.15	6.674	348	81.54	685
A-	779	137,062,498.34	9.47	7.124	341	81.89	597
B	345	73,731,497.73	5.09	7.903	356	75.86	538
B+	339	77,291,188.18	5.34	7.543	355	80.56	570
C	46	9,550,224.80	0.66	8.473	357	72.61	538
Total	7,642	1,447,912,146.71	100.00	7.132	336	82.42	643

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alabama	3	256,069.82	0.02	6.537	167	77.41	672
Arizona	240	34,701,693.42	2.40	7.376	338	83.44	643
Arkansas	4	369,536.46	0.03	8.185	356	91.31	590
California	2,931	742,111,865.14	51.25	6.974	337	81.89	648
Colorado	77	10,083,686.68	0.70	7.360	323	83.74	634
Connecticut	98	16,995,991.01	1.17	7.118	341	82.58	636
Delaware	11	1,420,397.08	0.10	7.248	340	81.61	671
Florida	556	81,672,188.05	5.64	7.459	336	83.09	632
Georgia	106	12,451,297.66	0.86	7.530	332	85.07	636
Idaho	55	6,192,843.82	0.43	7.557	337	85.15	633
Illinois	302	43,066,891.84	2.97	7.311	335	83.22	653
Indiana	23	1,987,701.47	0.14	7.591	344	87.38	635
Iowa	5	403,235.30	0.03	6.890	293	84.51	645
Kansas	6	437,446.92	0.03	7.910	324	79.37	612
Kentucky	20	1,888,523.74	0.13	7.810	318	83.18	616
Louisiana	84	6,790,991.26	0.47	7.816	335	83.16	604
Maine	25	2,882,085.89	0.20	7.203	337	79.48	631
Maryland	388	68,241,639.92	4.71	7.351	335	83.28	634
Massachusetts	171	36,852,958.07	2.55	6.977	341	83.25	644
Michigan	59	6,741,065.00	0.47	7.586	332	83.88	635
Minnesota	19	2,858,121.31	0.20	7.270	334	80.47	635
Mississippi	30	2,050,695.76	0.14	8.098	351	83.65	603
Missouri	59	5,176,731.64	0.36	7.774	337	85.47	623
Montana	13	1,496,880.29	0.10	6.975	343	83.25	665
Nebraska	1	462,430.12	0.03	7.350	357	90.00	562
Nevada	165	26,226,237.97	1.81	7.276	336	82.43	642
New Hampshire	53	7,502,065.96	0.52	6.877	342	81.02	622
New Jersey	223	49,307,349.31	3.41	7.018	343	81.73	645
New Mexico	25	2,620,671.79	0.18	7.667	316	84.45	621
New York	367	83,806,815.11	5.79	7.049	335	81.95	650
North Carolina	77	7,549,417.56	0.52	7.528	325	83.86	624
North Dakota	1	168,122.42	0.01	6.375	175	95.00	646
Ohio	61	5,104,170.95	0.35	7.651	332	85.87	622
Oklahoma	18	1,057,190.06	0.07	7.742	330	85.89	640
Oregon	37	5,316,321.19	0.37	6.992	340	82.35	629
Pennsylvania	113	13,984,049.16	0.97	7.441	341	84.32	614
Rhode Island	20	3,803,030.60	0.26	6.665	342	84.07	636
South Carolina	12	1,562,316.31	0.11	7.505	338	83.49	623
South Dakota	3	288,316.15	0.02	7.879	332	77.85	592
Tennessee	70	6,368,443.11	0.44	7.795	322	84.17	614
Texas	444	39,976,609.80	2.76	7.535	330	82.77	634
Utah	25	3,038,538.61	0.21	7.394	317	84.14	628
Vermont	1	219,571.90	0.02	8.200	357	63.00	567
Virginia	275	52,928,438.33	3.66	7.493	331	82.93	641
Washington	300	40,599,859.71	2.80	7.080	334	83.66	644
West Virginia	1	163,447.44	0.01	7.990	357	95.00	709
Wisconsin	37	3,654,955.53	0.25	7.462	327	79.78	605
Wyoming	2	104,694.85	0.01	8.250	321	84.00	586
Washington DC	26	4,968,545.22	0.34	7.009	335	79.49	640
Total	7,642	1,447,912,146.71	100.00	7.132	336	82.42	643

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
3.000 - 3.499	2	274,974.12	0.02	6.412	356	72.42	691
3.500 - 3.999	1	491,509.24	0.04	4.775	356	95.00	686
4.000 - 4.499	176	35,295,466.26	2.98	6.835	357	81.22	649
4.500 - 4.999	24	7,058,121.43	0.60	5.954	356	75.88	662
5.000 - 5.499	318	99,300,947.38	8.38	6.116	357	78.60	663
5.500 - 5.999	815	228,267,957.59	19.25	6.252	357	79.31	653
6.000 - 6.499	1,190	322,342,077.14	27.19	6.576	357	80.01	646
6.500 - 6.999	1,016	256,116,396.34	21.60	6.930	357	80.92	637
7.000 – 7.499	515	121,153,623.78	10.22	7.297	357	82.43	631
7.500 – 7.999	315	72,263,208.60	6.09	7.726	357	83.23	616
8.000 – 8.499	203	38,688,838.56	3.26	8.313	357	85.65	595
8.499 – 8.999	16	3,115,266.76	0.26	8.515	356	90.23	572
9.000 – 9.499	7	1,252,545.39	0.11	9.656	356	83.88	542
Total	4,598	1,185,620,932.59	100.00	6.764	357	80.63	642

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
3.000 - 3.499	1	138,974.12	0.01	6.325	356	65.00	724
4.000 - 4.499	5	1,380,411.39	0.12	5.721	356	78.62	614
4.500 - 4.999	14	4,045,463.14	0.34	5.368	356	83.31	670
5.000 - 5.499	85	27,028,174.89	2.28	5.456	357	79.17	673
5.500 - 5.999	672	200,021,706.02	16.87	5.829	357	79.67	663
6.000 - 6.499	839	237,684,444.71	20.05	6.269	357	80.10	652
6.500 - 6.999	1,385	360,991,303.22	30.45	6.747	357	80.45	647
7.000 - 7.499	573	135,571,231.11	11.43	7.241	357	81.44	634
7.500 - 7.999	591	136,371,670.04	11.50	7.732	357	81.40	618
8.000 - 8.499	187	37,995,065.08	3.20	8.223	357	82.59	590
8.500 - 8.999	157	30,017,683.37	2.53	8.740	357	84.64	569
9.000 - 9.499	37	5,620,363.65	0.47	9.200	356	79.78	537
9.500 - 9.999	38	6,366,063.31	0.54	9.760	356	81.52	553
10.000 - 10.499	7	950,839.69	0.08	10.128	357	84.07	526
10.500 - 10.999	6	1,387,617.21	0.12	10.541	355	79.74	536
11.500 - 11.999	1	49,921.64	0.00	11.675	355	68.00	503
Total	4,598	1,185,620,932.59	100.00	6.764	357	80.63	642

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
11.000 - 11.499	7	2,249,078.79	0.19	5.037	357	84.42	663
11.500 - 11.999	74	24,852,139.59	2.10	5.328	357	78.76	672
12.000 - 12.499	670	200,302,053.31	16.89	5.818	357	79.64	664
12.500 - 12.999	841	238,680,528.69	20.13	6.261	357	80.13	652
13.000 - 13.499	1,391	361,679,572.74	30.51	6.747	357	80.49	647
13.500 - 13.999	582	137,225,991.63	11.57	7.236	357	81.37	636
14.000 - 14.499	586	135,404,625.43	11.42	7.725	357	81.45	619
14.500 - 14.999	197	40,373,218.38	3.41	8.205	357	82.34	589
15.000 - 15.499	158	30,099,451.37	2.54	8.742	357	84.51	567
15.500 - 15.999	38	5,674,100.04	0.48	9.160	356	80.52	542
16.000 - 16.499	38	6,512,980.74	0.55	9.750	356	81.25	551
16.500 - 16.999	9	1,129,653.03	0.10	10.041	357	82.40	527
17.000 - 17.499	5	1,121,044.95	0.09	10.545	355	83.00	545
17.500 - 17.999	1	266,572.26	0.02	10.525	356	66.00	502
18.500 - 18.999	1	49,921.64	0.00	11.675	355	68.00	503
Total	4,598	1,185,620,932.59	100.00	6.764	357	80.63	642

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1	30	4,838,043.67	0.41	7.437	356	80.75	619
1.5	191	41,703,471.01	3.52	7.062	356	80.20	622
1.6	1	269,089.30	0.02	6.900	356	61.00	590
2	6	1,285,032.59	0.11	7.006	356	78.98	618
2.7	1	110,640.27	0.01	6.725	356	90.00	672
2.9	1	570,000.00	0.05	6.500	355	75.00	682
3	4,273	1,108,817,582.03	93.52	6.763	357	80.63	642
3.1	1	127,899.69	0.01	6.525	357	80.00	602
3.5	2	470,762.79	0.04	6.570	357	80.00	717
5	89	26,952,953.97	2.27	6.207	357	81.43	677
6.5	3	475,457.27	0.04	7.223	356	78.98	649
Total	4,598	1,185,620,932.59	100.00	6.764	357	80.63	642

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.5	2	307,748.33	0.03	7.073	356	79.07	625
1	4,573	1,179,791,542.60	99.51	6.761	357	80.64	642
1.5	3	727,280.00	0.06	6.826	356	79.62	744
2	19	4,498,361.66	0.38	7.535	356	77.12	577
10	1	296,000.00	0.02	5.700	356	80.00	617
Total	4,598	1,185,620,932.59	100.00	6.764	357	80.63	642

Months to Next Rate Adjustment	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
<= 0	1	110,416.29	0.01	6.740	354	78.20	600
1 – 3	9	2,267,823.69	0.19	6.822	356	83.23	618
4 - 6	1	334,067.81	0.03	9.875	354	52.00	538
13 – 15	1	39,753.73	0.00	8.500	350	90.00	608
16 – 18	19	4,781,672.47	0.40	7.895	354	81.91	603
19 – 21	4,170	1,068,217,160.35	90.10	6.796	357	80.65	640
22 – 24	13	2,669,596.48	0.23	6.839	358	82.13	654
28 – 30	1	94,392.00	0.01	7.750	354	80.00	713
31 – 33	186	47,834,197.09	4.03	6.513	357	80.69	654
49 – 51	1	485,576.84	0.04	6.750	351	89.20	617
55 – 57	196	58,786,275.84	4.96	6.262	357	80.00	663
Total:	4,598	1,185,620,932.59	100.00	6.764	357	80.63	642

Group I Mortgage Loan Statistics

As of the Cut-off Date

Summary Statistics		Minimum	Maximum
Scheduled Principal Balance	$532,588,419	$14,835	$598,199
Average Scheduled Principal Balance	$154,284
Number of Mortgage Loans	3,452

Weighted Average Gross Coupon	7.095%	4.990%	12.750%
Weighted Average FICO Score	637	500	808
Weighted Average Combined Original LTV	81.62%	11.00%	100.00%
Weighted Average DTI	41.32%	6.00%	60.00%

Weighted Average Original Term	344	120	360
Weighted Average Stated Remaining Term	340	115	358
Weighted Average Seasoning	3	2	10

Weighted Average Gross Margin	6.378%	3.415%	9.400%
Weighted Average Minimum Interest Rate	6.832%	3.415%	10.975%
Weighted Average Maximum Interest Rate	13.353%	11.375%	17.475%
Weighted Average Initial Rate Cap	2.953%	1.000%	6.500%
Weighted Average Subsequent Rate Cap	1.010%	0.500%	10.000%
Weighted Average Months to Roll	23	2	57

Maturity Date		May 1, 2015	August 1, 2035
Maximum Zip Code Concentration	93550(0.55%)

ARM	84.21%
Fixed Rate	15.79%

Interest Only	17.88%	2 - 4Units	7.60%
Not Interest Only	82.12%	Condo	9.12%
		PUD	13.23%
First Lien	92.00%	Single Family	70.05%
Second Lien	8.00%

Full Documentation	46.37%
Limited Documentation	14.21%	Top 5 States:
Stated Income Documentation	39.42%	California	33.02%
		Florida	7.30%
Cash Out Refinance	63.11%	Maryland	7.17%
Purchase	32.65%	New York	5.47%
Rate/Term Refinance	4.24%	Illinois	4.71%

Non-owner	5.07%
Primary	90.39%
Second Home	4.54%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
50,000 or less	463	15,403,492.51	2.89	9.741	198	96.36	670
50,001 - 100,000	751	56,748,115.18	10.66	8.347	280	87.85	651
100,001 - 150,000	642	80,083,327.68	15.04	7.154	341	80.96	636
150,001 - 200,000	554	96,731,696.55	18.16	6.938	353	79.79	632
200,001 - 250,000	415	93,004,586.62	17.46	6.723	355	79.73	637
250,001 - 300,000	343	94,098,733.11	17.67	6.721	356	80.20	632
300,001 - 350,000	224	72,587,271.49	13.63	6.792	357	81.36	637
350,001 - 400,000	38	13,730,430.58	2.58	6.619	355	81.22	635
400,001 - 450,000	12	5,161,995.19	0.97	6.854	357	79.32	652
450,001 - 500,000	4	1,846,178.66	0.35	6.535	357	78.75	645
500,001 - 550,000	5	2,594,392.07	0.49	7.020	357	85.04	637
550,001 - 600,000	1	598,199.13	0.11	6.000	357	69.00	605
Total	3,452	532,588,418.77	100.00	7.095	340	81.62	637

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
4.500 – 4.999	1	85,289.56	0.02	4.990	357	80.00	702
5.000 - 5.499	31	6,450,468.47	1.21	5.344	356	76.10	656
5.500 - 5.999	346	72,439,552.41	13.60	5.821	354	78.02	661
6.000 - 6.499	447	88,938,250.04	16.70	6.267	353	79.37	646
6.500 - 6.999	834	156,319,153.45	29.35	6.754	355	79.80	644
7.000 - 7.499	378	65,743,384.53	12.34	7.243	355	80.96	626
7.500 - 7.999	367	62,011,344.85	11.64	7.707	355	81.38	609
8.000 - 8.499	116	17,024,983.28	3.20	8.225	351	83.74	587
8.500 - 8.999	196	20,217,846.15	3.80	8.774	312	88.87	596
9.000 - 9.499	67	5,112,865.74	0.96	9.221	263	91.19	614
9.500 - 9.999	354	20,891,223.18	3.92	9.763	202	96.78	665
10.000 - 10.499	71	4,440,370.12	0.83	10.195	201	96.51	644
10.500 - 10.999	169	9,463,179.84	1.78	10.737	183	99.03	655
11.000 - 11.499	32	1,564,503.05	0.29	11.249	177	99.56	657
11.500 - 11.999	39	1,763,709.41	0.33	11.611	178	99.33	649
12.000 - 12.499	1	22,580.40	0.00	12.000	177	100.00	650
12.500 - 12.999	3	99,714.29	0.02	12.600	177	100.00	603
Total	3,452	532,588,418.77	100.00	7.095	340	81.62	637

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
500 - 524	87	16,799,435.00	3.15	8.056	357	76.86	513
525 - 549	108	19,674,871.29	3.69	7.920	355	75.48	537
550 - 574	192	35,854,341.48	6.73	7.570	355	78.93	561
575 - 599	341	57,594,774.45	10.81	6.965	355	79.52	588
600 - 624	521	88,847,588.59	16.68	6.858	351	80.97	612
625 - 649	626	96,378,116.46	18.10	6.983	340	82.06	638
650 - 674	630	85,742,343.11	16.10	7.130	327	83.35	662
675 - 699	419	56,636,158.18	10.63	7.052	327	84.11	686
700 - 724	252	38,479,270.75	7.22	6.910	324	83.97	710
725 - 749	144	18,708,689.38	3.51	7.080	328	83.39	736
750 - 774	82	10,738,036.16	2.02	6.951	332	83.64	760
775 - 799	48	6,678,793.92	1.25	6.902	338	82.73	784
800 - 824	2	456,000.00	0.09	6.281	356	64.56	806
Total	3,452	532,588,418.77	100.00	7.095	340	81.62	637

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50.00	66	10,000,020.03	1.88	6.851	348	42.50	610
50.01 - 55.00	28	4,625,540.89	0.87	6.861	342	53.11	617
55.01 - 60.00	57	11,118,134.60	2.09	6.700	354	58.17	615
60.01 - 65.00	52	9,477,747.85	1.78	6.959	343	63.36	608
65.01 - 70.00	106	22,875,428.46	4.30	6.823	354	68.75	603
70.01 - 75.00	166	33,258,263.36	6.24	6.920	355	74.04	603
75.01 - 80.00	1,395	246,080,950.11	46.20	6.641	356	79.84	649
80.01 - 85.00	230	45,951,686.47	8.63	6.993	355	84.39	613
85.01 - 90.00	362	69,126,948.08	12.98	7.151	353	89.51	631
90.01 - 95.00	244	38,265,957.52	7.18	7.587	341	94.81	636
95.01 - 100.00	746	41,807,741.40	7.85	9.846	186	99.93	674
Total	3,452	532,588,418.77	100.00	7.095	340	81.62	637

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
120	5	342,652.34	0.06	6.132	115	68.32	719
180	816	46,476,806.55	8.73	9.678	177	97.43	674
240	26	1,741,822.56	0.33	7.748	236	75.85	670
300	2	593,848.35	0.11	6.680	296	74.02	695
360	2,603	483,433,288.97	90.77	6.846	357	80.14	634
Total	3,452	532,588,418.77	100.00	7.095	340	81.62	637

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
61-120	5	342,652.34	0.06	6.132	115	68.32	719
121 - 180	816	46,476,806.55	8.73	9.678	177	97.43	674
181 - 240	26	1,741,822.56	0.33	7.748	236	75.85	670
241 - 300	2	593,848.35	0.11	6.680	296	74.02	695
301 - 360	2,603	483,433,288.97	90.77	6.846	357	80.14	634
Total	3,452	532,588,418.77	100.00	7.095	340	81.62	637

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 20.00	81	11,836,289.73	2.22	7.022	335	81.03	649
20.01 - 25.00	123	16,766,605.96	3.15	6.960	348	79.78	646
25.01 - 30.00	222	31,813,226.47	5.97	7.018	342	79.71	640
30.01 - 35.00	372	53,144,671.14	9.98	7.060	340	79.89	637
35.01 - 40.00	610	92,283,774.56	17.33	7.092	339	81.33	640
40.01 - 45.00	856	136,054,555.26	25.55	7.150	339	82.08	640
45.01 - 50.00	924	147,837,578.77	27.76	7.151	341	82.23	634
50.01 - 55.00	232	37,348,330.36	7.01	6.919	347	82.71	630
55.01 - 60.00	32	5,503,386.52	1.03	6.829	347	86.19	624
Total	3,452	532,588,418.77	100.00	7.095	340	81.62	637

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	2,402	448,496,878.97	84.21	6.853	357	80.31	631
Fixed Rate	1,050	84,091,539.80	15.79	8.388	253	88.61	671
Total	3,452	532,588,418.77	100.00	7.095	340	81.62	637

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2yr Hybrid	1,258	209,957,818.05	39.42	7.094	357	80.37	622
2yr Hybrid Balloon	565	118,469,535.99	22.24	6.828	357	79.35	618
2yr Hybrid IO	384	81,127,272.70	15.23	6.400	357	81.65	661
3yr Hybrid	65	11,905,194.04	2.24	6.970	357	79.96	635
3yr Hybrid Balloon	18	3,468,112.88	0.65	6.555	357	77.77	644
3yr Hybrid IO	27	5,837,809.39	1.10	6.202	357	81.72	678
5yr Hybrid	32	6,685,968.41	1.26	6.543	357	79.76	652
5yr Hybrid Balloon	8	1,661,700.42	0.31	6.193	357	76.09	682
5yr Hybrid IO	39	8,251,233.43	1.55	6.263	357	80.46	689
6 month Libor ARM	6	1,132,233.66	0.21	7.094	356	86.56	628
Fixed	265	38,047,009.62	7.14	6.853	325	78.04	668
Fixed Balloon	785	46,044,530.18	8.65	9.657	194	97.35	673
Total	3,452	532,588,418.77	100.00	7.095	340	81.62	637

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Interest Only	450	95,216,315.52	17.88	6.376	357	81.55	664
Not Interest Only	3,002	437,372,103.25	82.12	7.252	337	81.64	632
Total	3,452	532,588,418.77	100.00	7.095	340	81.62	637

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: None	1,268	186,453,555.67	35.01	7.232	335	83.06	643
Prepay Penalty: 12 months	89	15,276,060.70	2.87	7.147	337	80.73	640
Prepay Penalty: 24 months	1,825	289,509,433.15	54.36	7.041	344	81.09	630
Prepay Penalty: 36 months	270	41,349,369.25	7.76	6.834	340	79.20	663
Total	3,452	532,588,418.77	100.00	7.095	340	81.62	637

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	2,662	489,972,067.99	92.00	6.844	355	80.06	634
Second Lien	790	42,616,350.78	8.00	9.987	178	99.54	674
Total	3,452	532,588,418.77	100.00	7.095	340	81.62	637

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Full Documentation	1,667	246,969,088.59	46.37	6.967	345	82.14	626
Stated Documentation	1,365	209,931,335.85	39.42	7.301	334	80.26	653
Limited Documentation	420	75,687,994.33	14.21	6.941	344	83.73	632
Total	3,452	532,588,418.77	100.00	7.095	340	81.62	637

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash-Out Refinance	1,837	337,618,687.45	63.39	7.012	346	80.18	623
Purchase	1,484	173,903,270.57	32.65	7.282	328	84.30	665
Rate / Term Refinance	131	21,066,460.75	3.96	6.888	344	82.55	631
Total	3,452	532,588,418.77	100.00	7.095	340	81.62	637

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Single family detached	2,454	373,082,456.63	70.05	7.108	340	81.52	634
Condominium	365	48,580,367.93	9.12	7.138	336	83.14	650
PUD single family( Detached)	304	45,049,851.11	8.46	7.111	340	82.68	637
Duplex	137	26,958,133.96	5.06	6.922	343	79.34	647
PUD project ( Attached)	148	25,407,298.56	4.77	7.036	339	83.33	654
Triplex	31	9,234,116.68	1.73	6.942	354	78.46	652
Single family 4 unit	13	4,276,193.90	0.80	7.051	352	73.27	647
Total	3,452	532,588,418.77	100.00	7.095	340	81.62	637

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Primary	3,116	481,380,044.24	90.39	7.081	340	81.59	633
Investment	150	27,017,297.53	5.07	7.238	356	80.48	664
Second Vacation	186	24,191,077.00	4.54	7.216	336	83.59	700
Total	3,452	532,588,418.77	100.00	7.095	340	81.62	637

Credit Grade	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
A	1,367	171,656,079.76	32.23	7.342	322	84.29	633
AA	1,313	220,986,236.45	41.49	6.739	345	81.58	684
A-	326	54,803,465.00	10.29	6.859	354	80.26	595
B	204	38,944,020.83	7.31	7.765	356	75.88	540
B+	218	41,582,380.05	7.81	7.512	356	79.31	569
C	24	4,616,236.68	0.87	8.328	357	70.05	538
Total	3,452	532,588,418.77	100.00	7.095	340	81.62	637

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alabama	2	139,714.64	0.03	6.755	210	86.08	717
Arizona	151	20,802,302.58	3.91	7.240	343	83.71	640
Arkansas	4	369,536.46	0.07	8.185	356	91.31	590
California	879	175,850,022.36	33.02	7.003	339	79.55	636
Colorado	50	7,419,712.64	1.39	7.094	332	82.60	633
Connecticut	63	9,640,900.14	1.81	7.080	344	81.26	632
Delaware	9	1,253,380.38	0.24	7.186	346	83.62	686
Florida	287	38,865,679.48	7.30	7.248	344	82.47	635
Georgia	70	8,326,094.52	1.56	7.337	342	84.00	640
Idaho	30	3,685,618.49	0.69	7.691	348	85.71	635
Illinois	186	25,077,895.45	4.71	7.107	341	83.66	651
Indiana	16	1,240,533.25	0.23	7.696	348	86.29	629
Iowa	4	336,904.05	0.06	6.819	316	85.40	652
Kansas	2	149,566.77	0.03	7.157	329	74.67	631
Kentucky	13	1,005,010.33	0.19	7.645	329	82.42	618
Louisiana	50	4,577,226.79	0.86	7.714	341	82.31	598
Maine	19	2,182,527.82	0.41	7.082	336	77.73	632
Maryland	226	38,166,030.78	7.17	7.157	341	82.95	639
Massachusetts	93	16,827,377.63	3.16	6.865	339	82.97	644
Michigan	42	4,490,725.83	0.84	7.616	329	84.40	631
Minnesota	12	2,017,797.25	0.38	7.020	344	78.22	624
Mississippi	23	1,406,247.96	0.26	7.801	353	83.37	622
Missouri	32	3,132,800.40	0.59	7.428	346	84.20	632
Montana	9	1,224,909.40	0.23	6.731	349	84.14	675
Nevada	100	14,844,733.66	2.79	7.031	343	82.07	646
New Hampshire	39	5,614,267.62	1.05	6.717	345	80.73	626
New Jersey	109	21,319,099.97	4.00	6.952	343	80.83	641
New Mexico	17	2,201,754.23	0.41	7.341	334	83.13	620
New York	151	29,125,444.55	5.47	7.018	340	80.74	641
North Carolina	40	4,322,235.81	0.81	7.066	345	83.33	625
North Dakota	1	168,122.42	0.03	6.375	175	95.00	646
Ohio	35	3,272,560.57	0.61	7.263	347	85.59	628
Oklahoma	13	813,280.87	0.15	7.488	329	86.94	647
Oregon	19	2,494,929.09	0.47	6.775	349	81.65	631
Pennsylvania	69	8,395,406.17	1.58	7.264	347	83.89	613
Rhode Island	12	2,213,861.65	0.42	6.680	344	85.08	642
South Carolina	4	274,819.05	0.05	8.787	347	84.11	586
South Dakota	3	288,316.15	0.05	7.879	332	77.85	592
Tennessee	44	4,074,542.89	0.77	7.506	331	84.56	628
Texas	179	14,693,949.07	2.76	7.367	336	82.54	640
Utah	17	1,860,894.24	0.35	7.162	326	84.72	634
Vermont	1	219,571.90	0.04	8.200	357	63.00	567
Virginia	127	22,349,304.36	4.20	7.182	339	83.28	640
Washington	157	20,724,073.20	3.89	6.854	342	82.81	647
West Virginia	1	163,447.44	0.03	7.990	357	95.00	709
Wisconsin	26	2,110,773.80	0.40	7.465	320	80.67	628
Wyoming	1	83,756.29	0.02	7.500	357	80.00	586
Washington DC	15	2,770,758.37	0.52	6.705	348	79.01	634
Total	3,452	532,588,418.77	100.00	7.095	340	81.62	637

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
3.000 - 3.499	2	274,974.12	0.06	6.412	356	72.42	691
4.000 - 4.499	125	21,240,723.57	4.74	6.807	357	82.39	645
4.500 - 4.999	13	2,189,016.43	0.49	5.688	356	69.16	662
5.000 - 5.499	129	25,880,433.59	5.77	6.067	357	77.16	642
5.500 - 5.999	390	75,604,165.81	16.86	6.306	357	77.83	645
6.000 - 6.499	592	115,479,954.94	25.75	6.598	357	79.08	637
6.500 - 6.999	557	105,662,646.25	23.56	6.996	357	80.50	626
7.000 – 7.499	277	51,200,566.34	11.42	7.298	357	82.31	621
7.500 – 7.999	178	30,944,536.14	6.90	7.713	357	84.49	607
8.000 – 8.499	125	18,092,296.72	4.03	8.287	357	87.27	602
8.499 – 8.999	9	1,434,545.90	0.32	8.725	357	90.47	586
9.000 – 9.499	5	493,019.16	0.11	9.926	357	84.26	550
Total	2,402	448,496,878.97	100.00	6.853	357	80.31	631

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
3.000 - 3.499	1	138,974.12	0.03	6.325	356	65.00	724
4.000 - 4.499	3	369,003.65	0.08	6.693	357	78.88	616
4.500 - 4.999	5	720,204.33	0.16	5.568	356	78.42	701
5.000 - 5.499	38	8,100,208.20	1.81	5.607	357	78.74	657
5.500 - 5.999	323	67,829,731.57	15.12	5.842	357	78.50	659
6.000 - 6.499	397	80,506,813.87	17.95	6.292	357	79.52	644
6.500 - 6.999	733	138,679,404.11	30.92	6.757	357	79.96	640
7.000 - 7.499	335	59,261,149.68	13.21	7.251	357	80.98	621
7.500 - 7.999	332	57,789,967.62	12.89	7.722	357	81.50	604
8.000 - 8.499	96	15,080,752.82	3.36	8.233	357	83.93	581
8.500 - 8.999	89	13,954,496.57	3.11	8.763	357	85.57	564
9.000 - 9.499	20	2,344,609.35	0.52	9.214	357	84.89	548
9.500 - 9.999	22	2,894,301.19	0.65	9.758	357	80.79	550
10.000 - 10.499	5	518,789.56	0.12	10.100	357	78.97	516
10.500 - 10.999	3	308,472.33	0.07	10.664	356	92.93	555
Total	2,402	448,496,878.97	100.00	6.853	357	80.31	631

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
11.000 - 11.499	2	232,419.18	0.05	6.057	356	73.67	624
11.500 - 11.999	29	6,228,552.73	1.39	5.340	357	76.25	653
12.000 - 12.499	320	67,517,684.40	15.05	5.823	357	78.33	659
12.500 - 12.999	396	80,299,716.66	17.90	6.271	357	79.66	644
13.000 - 13.499	737	139,026,067.15	31.00	6.755	357	80.03	640
13.500 - 13.999	344	61,049,682.52	13.61	7.242	357	80.93	623
14.000 - 14.499	328	56,954,655.32	12.70	7.705	357	81.68	606
14.500 - 14.999	102	16,218,188.76	3.62	8.198	357	83.06	580
15.000 - 15.499	93	14,771,522.01	3.29	8.760	357	85.07	561
15.500 - 15.999	21	2,476,827.16	0.55	9.162	357	87.10	556
16.000 - 16.499	20	2,715,487.85	0.61	9.770	357	81.26	551
16.500 - 16.999	7	697,602.90	0.16	9.967	356	77.58	520
17.000 - 17.499	3	308,472.33	0.07	10.664	356	92.93	555
Total	2,402	448,496,878.97	100.00	6.853	357	80.31	631

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1	24	3,639,260.87	0.81	7.184	357	83.56	623
1.5	122	19,898,601.36	4.44	7.046	356	79.96	619
1.6	1	269,089.30	0.06	6.900	356	61.00	590
2	4	772,330.70	0.17	7.289	357	78.31	576
2.7	1	110,640.27	0.02	6.725	356	90.00	672
3	2,209	415,415,866.08	92.62	6.850	357	80.32	631
3.1	1	127,899.69	0.03	6.525	357	80.00	602
5	37	7,787,733.43	1.74	6.261	357	80.26	691
6.5	3	475,457.27	0.11	7.223	356	78.98	649
Total	2,402	448,496,878.97	100.00	6.853	357	80.31	631

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.5	1	164,000.00	0.04	5.625	355	80.00	714
1	2,387	445,786,780.59	99.40	6.850	357	80.34	631
1.5	2	432,000.00	0.10	6.775	356	79.35	717
2	11	1,818,098.38	0.41	7.796	357	73.69	580
10	1	296,000.00	0.07	5.700	356	80.00	617
Total	2,402	448,496,878.97	100.00	6.853	357	80.31	631

Months to Next Rate Adjustment	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
<= 0	1	110,416.29	0.02	6.740	354	78.20	600
1 - 3	5	1,021,817.37	0.23	7.132	357	87.47	631
13 - 15	1	39,753.73	0.01	8.500	350	90.00	608
16 - 18	8	1,154,580.77	0.26	7.347	354	87.69	610
19 - 21	2,191	407,218,412.90	90.80	6.879	357	80.30	629
22 - 24	7	1,141,879.34	0.25	6.759	358	83.67	657
28 - 30	1	94,392.00	0.02	7.750	354	80.00	713
31 - 33	109	21,116,724.31	4.71	6.686	357	80.08	648
55 - 57	79	16,598,902.26	3.70	6.369	357	79.74	673
Total:	2,402	448,496,878.97	100.00	6.853	357	80.31	631

Group II Mortgage Loan Statistics

As of the Cut-off Date

Summary Statistics		Minimum	Maximum
Scheduled Principal Balance	$915,323,728	$14,578	$1,310,837
Average Scheduled Principal Balance	$218,454
Number of Mortgage Loans	4,190

Weighted Average Gross Coupon	7.153%	4.775%	13.000%
Weighted Average FICO Score	647	500	810
Weighted Average Combined Original LTV	82.88%	8.00%	100.00%
Weighted Average DTI	40.86%	2.00%	59.00%

Weighted Average Original Term	337	120	360
Weighted Average Stated Remaining Term	334	115	358
Weighted Average Seasoning	3	2	9

Weighted Average Gross Margin	6.295%	3.775%	9.250%
Weighted Average Minimum Interest Rate	6.703%	4.325%	11.675%
Weighted Average Maximum Interest Rate	13.211%	11.275%	18.675%
Weighted Average Initial Rate Cap	3.004%	1.000%	5.000%
Weighted Average Subsequent Rate Cap	1.004%	0.500%	2.000%
Weighted Average Months to Roll	23	1	57

Maturity Date		May 1, 2015	August 1, 2035
Maximum Zip Code Concentration	94591(0.70%)

ARM	80.53%
Fixed Rate	19.47%

Interest Only	26.37%	2- 4 Units	5.71%
Not Interest Only	73.63%	Condo	9.24%
		PUD	14.82%
First Lien	87.89%	Single Family	70.23%
Second Lien	12.11%

Full Documentation	33.07%
Limited Documentation	17.17%	Top 5 States:
Stated Income Documentation	49.76%	California	61.86%
		New York	5.97%
Cash Out Refinance	30.51%	Florida	4.68%
Purchase	67.35%	Virginia	3.34%
Rate/Term Refinance	2.14%	Maryland	3.29%

Non-owner	1.24%
Primary	97.69%
Second Home	1.08%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
50,000 or less	685	23,072,573.45	2.52	10.421	185	97.95	625
50,001 - 100,000	897	64,066,221.64	7.00	9.899	202	96.16	642
100,001 - 150,000	419	51,198,965.42	5.59	8.558	270	88.30	637
150,001 - 200,000	296	52,478,924.72	5.73	7.624	318	82.84	631
200,001 - 250,000	310	69,604,131.18	7.60	6.869	354	79.71	640
250,001 - 300,000	321	88,364,013.68	9.65	6.717	356	80.39	649
300,001 - 350,000	223	72,244,033.48	7.89	6.838	356	80.12	650
350,001 - 400,000	303	114,056,339.76	12.46	6.646	357	81.56	651
400,001 - 450,000	249	106,299,768.94	11.61	6.620	357	81.78	650
450,001 - 500,000	186	88,494,243.81	9.67	6.637	356	81.39	644
500,001 - 550,000	102	53,553,686.68	5.85	6.673	357	80.51	648
550,001 - 600,000	79	45,554,250.68	4.98	6.524	357	80.04	655
600,001 - 650,000	39	24,604,560.57	2.69	6.591	357	80.92	639
650,001 - 700,000	31	21,023,546.73	2.30	6.597	357	82.18	673
700,001 - 750,000	22	16,103,500.24	1.76	6.600	348	80.73	652
750,001 - 800,000	8	6,190,406.58	0.68	6.503	357	79.60	660
800,001 - 850,000	9	7,520,735.47	0.82	6.691	357	84.95	677
850,001 - 900,000	5	4,384,389.46	0.48	5.970	357	77.01	660
900,001 - 950,000	1	918,866.01	0.10	6.750	357	80.00	634
950,001 - 1,000,000	2	1,942,849.28	0.21	6.139	357	77.50	709
1,000,001 or greater	3	3,647,720.16	0.40	6.316	357	71.94	682
Total	4,190	915,323,727.94	100.00	7.153	334	82.88	647

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
4.500 – 4.999	5	2,016,659.61	0.22	4.920	357	85.66	667
5.000 - 5.499	48	19,258,524.78	2.10	5.325	357	79.79	678
5.500 - 5.999	370	139,273,369.82	15.22	5.820	356	80.23	665
6.000 - 6.499	487	170,741,580.70	18.65	6.256	355	80.04	656
6.500 - 6.999	748	248,322,326.95	27.13	6.739	356	80.69	650
7.000 - 7.499	275	83,408,341.68	9.11	7.233	355	81.29	644
7.500 - 7.999	312	88,018,175.38	9.62	7.750	356	80.92	625
8.000 - 8.499	122	27,066,190.13	2.96	8.217	351	81.71	596
8.500 - 8.999	203	27,194,607.58	2.97	8.777	290	88.84	610
9.000 - 9.499	78	8,406,269.84	0.92	9.206	260	88.53	615
9.500 - 9.999	568	39,181,928.53	4.28	9.797	195	97.83	650
10.000 - 10.499	206	14,180,765.25	1.55	10.219	183	99.01	632
10.500 - 10.999	508	35,661,491.90	3.90	10.740	183	98.61	628
11.000 - 11.499	114	5,073,596.86	0.55	11.235	178	99.53	620
11.500 - 11.999	100	5,129,088.66	0.56	11.744	179	98.30	631
12.000 - 12.499	17	969,376.59	0.11	12.217	178	99.34	636
12.500 - 12.999	28	1,396,105.96	0.15	12.616	176	98.11	614
13.000 – 13.499	1	25,327.72	0.00	13.000	177	100.00	594
Total	4,190	915,323,727.94	100.00	7.153	334	82.88	647

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
500 - 524	81	17,707,039.07	1.93	8.362	357	75.04	511
525 - 549	69	17,024,359.07	1.86	8.236	355	76.00	538
550 - 574	106	30,187,784.54	3.30	7.671	354	81.84	562
575 - 599	453	78,477,600.02	8.57	7.378	332	83.07	589
600 - 624	1,009	184,382,666.82	20.14	7.328	325	83.22	613
625 - 649	918	182,030,913.71	19.89	7.210	329	83.49	637
650 - 674	585	146,046,280.59	15.96	6.967	337	83.30	662
675 - 699	438	113,047,003.67	12.35	6.901	335	83.18	686
700 - 724	265	70,011,722.45	7.65	6.823	338	83.44	711
725 - 749	149	45,101,867.21	4.93	6.803	336	82.16	736
750 - 774	76	21,751,926.13	2.38	6.438	347	82.51	761
775 - 799	33	7,718,805.79	0.84	6.546	338	83.44	785
800 - 824	8	1,835,758.87	0.20	6.636	341	81.52	805
Total	4,190	915,323,727.94	100.00	7.153	334	82.88	647

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50.00	30	4,142,295.28	0.45	7.313	331	40.09	585
50.01 - 55.00	8	1,867,352.73	0.20	7.522	326	52.97	574
55.01 - 60.00	23	5,454,590.05	0.60	6.727	326	57.60	629
60.01 - 65.00	32	9,636,479.35	1.05	7.134	357	63.89	578
65.01 - 70.00	59	19,917,822.53	2.18	6.953	354	68.57	610
70.01 - 75.00	133	52,365,890.91	5.72	6.765	352	74.50	629
75.01 - 80.00	1,751	543,182,561.06	59.34	6.625	356	79.89	655
80.01 - 85.00	144	49,031,752.85	5.36	6.888	354	84.41	618
85.01 - 90.00	244	82,883,380.64	9.06	6.975	352	89.62	639
90.01 - 95.00	223	44,423,416.58	4.85	7.775	327	94.54	647
95.01 - 100.00	1,543	102,418,185.96	11.19	10.201	179	99.96	647
Total	4,190	915,323,727.94	100.00	7.153	334	82.88	647

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
120	2	155,553.21	0.02	7.151	115	63.47	599
180	1,710	114,943,315.08	12.56	10.103	177	98.20	647
240	13	1,197,623.61	0.13	9.119	236	84.98	613
300	1	125,639.02	0.01	6.140	296	80.00	625
360	2,464	798,901,597.02	87.28	6.726	357	80.67	647
Total	4,190	915,323,727.94	100.00	7.153	334	82.88	647

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
61-120	2	155,553.21	0.02	7.151	115	63.47	599
121 - 180	1,710	114,943,315.08	12.56	10.103	177	98.20	647
181 - 240	13	1,197,623.61	0.13	9.119	236	84.98	613
241 - 300	1	125,639.02	0.01	6.140	296	80.00	625
301 - 360	2,464	798,901,597.02	87.28	6.726	357	80.67	647
Total	4,190	915,323,727.94	100.00	7.153	334	82.88	647

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 20.00	118	26,465,229.02	2.89	6.915	334	83.60	655
20.01 - 25.00	137	22,843,536.74	2.50	6.990	333	82.69	646
25.01 - 30.00	234	50,625,881.57	5.53	6.992	341	81.45	647
30.01 - 35.00	455	93,387,005.43	10.20	7.102	335	82.58	645
35.01 - 40.00	773	170,955,907.48	18.68	7.135	336	82.93	649
40.01 - 45.00	1,180	273,327,993.35	29.86	7.174	333	82.80	651
45.01 - 50.00	1,073	233,568,333.70	25.52	7.251	332	83.35	642
50.01 - 55.00	199	39,618,563.67	4.33	7.073	330	82.96	633
55.01 - 60.00	21	4,531,276.98	0.50	7.274	337	79.30	628
Total	4,190	915,323,727.94	100.00	7.153	334	82.88	647

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	2,196	737,124,053.62	80.53	6.710	357	80.82	648
Fixed Rate	1,994	178,199,674.32	19.47	8.987	240	91.39	641
Total	4,190	915,323,727.94	100.00	7.153	334	82.88	647

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2yr Hybrid	768	222,236,053.07	24.28	7.108	357	81.09	635
2yr Hybrid Balloon	650	232,783,910.94	25.43	6.772	357	80.39	636
2yr Hybrid IO	578	211,133,592.28	23.07	6.358	357	81.14	672
3yr Hybrid	37	11,421,700.32	1.25	6.669	357	79.41	633
3yr Hybrid Balloon	16	5,227,563.55	0.57	6.388	357	81.07	663
3yr Hybrid IO	24	10,068,208.91	1.10	6.036	357	83.24	688
5yr Hybrid	38	12,396,248.53	1.35	6.248	357	77.94	647
5yr Hybrid Balloon	26	10,130,404.50	1.11	6.275	357	79.86	650
5yr Hybrid IO	54	20,146,297.39	2.20	6.187	357	81.76	671
6 month Libor ARM	5	1,580,074.13	0.17	7.267	356	73.88	593
Fixed	286	54,958,193.59	6.00	7.050	333	78.54	636
Fixed Balloon	1,708	123,241,480.73	13.46	9.850	198	97.12	644
Total	4,190	915,323,727.94	100.00	7.153	334	82.88	647

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Interest Only	656	241,348,098.58	26.37	6.330	357	81.28	672
Not Interest Only	3,534	673,975,629.36	73.63	7.448	326	83.45	637
Total	4,190	915,323,727.94	100.00	7.153	334	82.88	647

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: None	1,456	271,051,126.94	29.61	7.567	326	83.94	649
Prepay Penalty: 12 months	129	42,021,077.33	4.59	6.901	336	81.76	661
Prepay Penalty: 24 months	2,289	526,347,953.94	57.50	7.011	336	82.89	645
Prepay Penalty: 36 months	316	75,903,569.73	8.29	6.800	345	79.63	645
Total	4,190	915,323,727.94	100.00	7.153	334	82.88	647
Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	2,499	804,507,513.17	87.89	6.727	356	80.60	647
Second Lien	1,691	110,816,214.77	12.11	10.245	177	99.42	647
Total	4,190	915,323,727.94	100.00	7.153	334	82.88	647

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Stated Income	2,029	455,465,426.78	49.76	7.329	333	82.43	660
Full Documentation	1,577	302,713,264.28	33.07	7.045	333	83.53	629
Limited Documentation	584	157,145,036.88	17.17	6.850	338	82.93	641
Total	4,190	915,323,727.94	100.00	7.153	334	82.88	647

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Purchase	3,149	616,468,115.81	67.35	7.226	329	83.62	658
Cash-Out Refinance	967	282,698,876.94	30.89	6.990	344	81.29	624
Rate / Term Refinance	74	16,156,735.19	1.77	7.215	328	82.44	617
Total	4,190	915,323,727.94	100.00	7.153	334	82.88	647

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Single family detached	2,899	642,797,247.57	70.23	7.148	334	82.73	644
PUD single family( Detached)	528	111,673,654.15	12.20	7.193	333	83.12	645
Condominium	442	84,607,627.77	9.24	7.078	333	83.24	657
Duplex	164	41,315,806.44	4.51	7.127	332	82.96	670
PUD project ( Attached)	128	23,944,566.07	2.62	7.469	324	84.46	647
Triplex	16	5,693,696.58	0.62	6.953	348	79.29	638
Single family 4 unit	13	5,291,129.36	0.58	7.082	350	86.29	665
Total	4,190	915,323,727.94	100.00	7.153	334	82.88	647

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Primary	4,133	894,164,805.00	97.69	7.154	334	82.84	646
Investment	29	11,306,118.99	1.24	7.130	357	85.05	690
Second Vacation	28	9,852,803.95	1.08	7.109	337	83.72	692
Total	4,190	915,323,727.94	100.00	7.153	334	82.88	647

Credit Grade	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
A	2,080	324,913,523.49	35.50	7.633	308	85.63	629
AA	1,373	432,720,897.96	47.28	6.640	350	81.52	685
A-	453	82,259,033.34	8.99	7.300	333	82.97	598
B	141	34,787,476.90	3.80	8.058	356	75.83	535
B+	121	35,708,808.13	3.90	7.581	353	82.02	571
C	22	4,933,988.12	0.54	8.608	356	75.00	538
Total	4,190	915,323,727.94	100.00	7.153	334	82.88	647

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alabama	1	116,355.18	0.01	6.275	115	67.00	619
Arizona	89	13,899,390.84	1.52	7.578	330	83.02	646
California	2,052	566,261,842.78	61.86	6.965	337	82.62	651
Colorado	27	2,663,974.04	0.29	8.103	296	86.92	636
Connecticut	35	7,355,090.87	0.80	7.168	336	84.31	641
Delaware	2	167,016.70	0.02	7.714	293	66.52	554
Florida	269	42,806,508.57	4.68	7.651	329	83.65	629
Georgia	36	4,125,203.14	0.45	7.921	310	87.21	628
Idaho	25	2,507,225.33	0.27	7.359	320	84.34	629
Illinois	116	17,988,996.39	1.97	7.595	327	82.61	655
Indiana	7	747,168.22	0.08	7.415	336	89.19	644
Iowa	1	66,331.25	0.01	7.250	176	80.00	610
Kansas	4	287,880.15	0.03	8.302	322	81.81	602
Kentucky	7	883,513.41	0.10	7.998	305	84.04	614
Louisiana	34	2,213,764.47	0.24	8.028	321	84.91	616
Maine	6	699,558.07	0.08	7.578	340	84.95	627
Maryland	162	30,075,609.14	3.29	7.597	327	83.72	628
Massachusetts	78	20,025,580.44	2.19	7.071	342	83.48	644
Michigan	17	2,250,339.17	0.25	7.526	338	82.83	644
Minnesota	7	840,324.06	0.09	7.870	309	85.85	662
Mississippi	7	644,447.80	0.07	8.745	347	84.27	562
Missouri	27	2,043,931.24	0.22	8.305	322	87.42	610
Montana	4	271,970.89	0.03	8.073	317	79.22	619
Nebraska	1	462,430.12	0.05	7.350	357	90.00	562
Nevada	65	11,381,504.31	1.24	7.595	326	82.91	637
New Hampshire	14	1,887,798.34	0.21	7.353	332	81.89	608
New Jersey	114	27,988,249.34	3.06	7.068	344	82.42	648
New Mexico	8	418,917.56	0.05	9.382	221	91.39	628
New York	216	54,681,370.56	5.97	7.065	333	82.59	656
North Carolina	37	3,227,181.75	0.35	8.146	298	84.56	623
Ohio	26	1,831,610.38	0.20	8.345	304	86.37	610
Oklahoma	5	243,909.19	0.03	8.588	333	82.41	616
Oregon	18	2,821,392.10	0.31	7.184	333	82.96	627
Pennsylvania	44	5,588,642.99	0.61	7.706	333	84.98	616
Rhode Island	8	1,589,168.95	0.17	6.645	340	82.67	629
South Carolina	8	1,287,497.26	0.14	7.231	336	83.36	631
Tennessee	26	2,293,900.22	0.25	8.309	306	83.47	588
Texas	265	25,282,660.73	2.76	7.633	327	82.90	630
Utah	8	1,177,644.37	0.13	7.761	302	83.23	619
Virginia	148	30,579,133.97	3.34	7.721	326	82.67	642
Washington	143	19,875,786.51	2.17	7.316	326	84.54	641
Wisconsin	11	1,544,181.73	0.17	7.460	336	78.56	574
Wyoming	1	20,938.56	0.00	11.250	177	100.00	586
Washington DC	11	2,197,786.85	0.24	7.392	320	80.11	647
Total	4,190	915,323,727.94	100.00	7.153	334	82.88	647

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
3.500 - 3.999	1	491,509.24	0.07	4.775	356	95.00	686
4.000 - 4.499	51	14,054,742.69	1.91	6.877	357	79.46	653
4.500 - 4.999	11	4,869,105.00	0.66	6.073	356	78.90	662
5.000 - 5.499	189	73,420,513.79	9.96	6.134	357	79.11	670
5.500 - 5.999	425	152,663,791.78	20.71	6.226	357	80.04	657
6.000 - 6.499	598	206,862,122.20	28.06	6.564	357	80.53	651
6.500 - 6.999	459	150,453,750.09	20.41	6.884	357	81.21	644
7.000 – 7.499	238	69,953,057.44	9.49	7.297	357	82.52	637
7.500 – 7.999	137	41,318,672.46	5.61	7.736	357	82.29	624
8.000 – 8.499	78	20,596,541.84	2.79	8.337	356	84.23	589
8.499 – 8.999	7	1,680,720.86	0.23	8.336	356	90.03	560
9.000 – 9.499	2	759,526.23	0.10	9.482	356	83.63	536
Total	2,196	737,124,053.62	100.00	6.710	357	80.82	648

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
4.000 - 4.499	2	1,011,407.74	0.14	5.366	356	78.52	614
4.500 - 4.999	9	3,325,258.81	0.45	5.325	356	84.37	663
5.000 - 5.499	47	18,927,966.69	2.57	5.392	357	79.35	680
5.500 - 5.999	349	132,191,974.45	17.93	5.823	357	80.28	665
6.000 - 6.499	442	157,177,630.84	21.32	6.258	357	80.39	657
6.500 - 6.999	652	222,311,899.11	30.16	6.741	357	80.75	652
7.000 - 7.499	238	76,310,081.43	10.35	7.234	357	81.80	645
7.500 - 7.999	259	78,581,702.42	10.66	7.739	357	81.34	628
8.000 - 8.499	91	22,914,312.26	3.11	8.216	357	81.72	596
8.500 - 8.999	68	16,063,186.80	2.18	8.719	357	83.84	573
9.000 - 9.499	17	3,275,754.30	0.44	9.191	356	76.12	530
9.500 - 9.999	16	3,471,762.12	0.47	9.763	356	82.13	555
10.000 - 10.499	2	432,050.13	0.06	10.160	357	90.19	539
10.500 - 10.999	3	1,079,144.88	0.15	10.506	355	75.96	531
11.500 - 11.999	1	49,921.64	0.01	11.675	355	68.00	503
Total	2,196	737,124,053.62	100.00	6.710	357	80.82	648

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
11.000 - 11.499	5	2,016,659.61	0.27	4.920	357	85.66	667
11.500 - 11.999	45	18,623,586.86	2.53	5.324	357	79.60	679
12.000 - 12.499	350	132,784,368.91	18.01	5.816	357	80.30	666
12.500 - 12.999	445	158,380,812.03	21.49	6.257	357	80.37	657
13.000 - 13.499	654	222,653,505.59	30.21	6.741	357	80.78	651
13.500 - 13.999	238	76,176,309.11	10.33	7.232	357	81.73	646
14.000 - 14.499	258	78,449,970.11	10.64	7.739	357	81.28	628
14.500 - 14.999	95	24,155,029.62	3.28	8.210	357	81.86	594
15.000 - 15.499	65	15,327,929.36	2.08	8.725	357	83.97	574
15.500 - 15.999	17	3,197,272.88	0.43	9.158	356	75.42	532
16.000 - 16.499	18	3,797,492.89	0.52	9.736	356	81.24	551
16.500 - 16.999	2	432,050.13	0.06	10.160	357	90.19	539
17.000 - 17.499	2	812,572.62	0.11	10.500	354	79.23	541
17.500 - 17.999	1	266,572.26	0.04	10.525	356	66.00	502
18.500 - 18.999	1	49,921.64	0.01	11.675	355	68.00	503
Total	2,196	737,124,053.62	100.00	6.710	357	80.82	648

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1	6	1,198,782.80	0.16	8.205	356	72.20	607
1.5	69	21,804,869.65	2.96	7.076	356	80.42	625
2	2	512,701.89	0.07	6.579	355	80.00	682
2.9	1	570,000.00	0.08	6.500	355	75.00	682
3	2,064	693,401,715.95	94.07	6.710	357	80.82	648
3.5	2	470,762.79	0.06	6.570	357	80.00	717
5	52	19,165,220.54	2.60	6.185	357	81.90	672
Total	2,196	737,124,053.62	100.00	6.710	357	80.82	648

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.5	1	143,748.33	0.02	8.725	357	78.00	523
1	2,186	734,004,762.01	99.58	6.707	357	80.82	648
1.5	1	295,280.00	0.04	6.900	357	80.00	784
2	8	2,680,263.28	0.36	7.358	355	79.44	575
Total	2,196	737,124,053.62	100.00	6.710	357	80.82	648

Months to Next Rate Adjustment	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1 - 3	4	1,246,006.32	0.17	6.568	356	79.75	608
4 - 6	1	334,067.81	0.05	9.875	354	52.00	538
16 - 18	11	3,627,091.70	0.49	8.069	354	80.06	601
19 - 21	1,979	660,998,747.45	89.67	6.745	357	80.86	647
22 - 24	6	1,527,717.14	0.21	6.899	358	80.98	652
31 - 33	77	26,717,472.78	3.62	6.376	357	81.18	660
49 - 51	1	485,576.84	0.07	6.750	351	89.20	617
55 - 57	117	42,187,373.58	5.72	6.220	357	80.10	659
Total:	2,196	737,124,053.62	100.00	6.710	357	80.82	648

JPMorgan Contact List

North American ABS – Home Equity			Syndicate/Sales Desk
Origination:	Paul White	834-5440	Brian McDonald	834-4154
	Tom Roh	834-5936	Andy Cherna	834-4154
	Greer McCurley	834-5029	Randall Outlaw	834-4154
	Tom Rimini	834-5308	Melissa Traylor	834-4154
	Parissa Monadjemi	834-5727	Lizmary Rodriguez	834-4154
	Swapna Putcha	834-5435
	Alissa Smith	834-5432
	Kathryn Bauer	834-9986	Asset-Backed Trading
	Shilla Kim-Parker	834-5006	Peter Basso	834-3720
Structuring/			John Lennon	834-3720
Home Equity Trading:	Robert Miller	834-2428
	Raj Kothari	834-3339
	Kevin Lynn	834-2394
	Will Gajate	834-5033

Rating Agency Contacts

Standard & Poor’s
Rasool Alizadeh	(212) 438-3136

Moody’s
Amita Shrivastava	(201) 915-8730

Fitch
Wen Hsu	(212) 908-0633

Please Direct All Questions to the Syndicate Desk (x4-4154) Brian McDonald Andy Cherna Randall Outlaw Melissa Traylor Lizmary Rodriguez